EXHIBIT 3(i)

[stamp]

Filed # C569-98

Jan 21 2003

In the Office of

Dean Heller Secretary of State

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

PURCHASEPRO.COM, INC.

a Nevada corporation

I, the undersigned do hereby certify as follows:

1.   That I am the duly authorized President, Secretary and Treasurer of PurchasePro.com, Inc., a Nevada corporation (the “Corporation”).

2.   That the Corporation is a debtor and debtor in possession under Title 11, Chapter 11, of the United States Code in proceedings before the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”), captioned In re PurchasePro.com, Inc., Case No. BK-S-02-20472-RCJ (the “Bankruptcy Case”).

3.   That the Corporation and Perfect Commerce, Inc., a Delaware corporation (“Perfect”) are parties to that certain Asset Purchase Agreement dated as of October 24, 2002, as amended by that certain First Amendment to Asset Purchase Agreement dated as of November 5, 2002 (as amended, the “Purchase Agreement”), the rights and obligations of which were assigned to Perfect Pro, Inc., a Nevada corporation by Perfect.

4.   That the Bankruptcy Court approved the Purchase Agreement pursuant to that certain Order, Pursuant to Sections 105(a), 363, 365, and 1146(c) of the Bankruptcy Code, (A) Approving and Confirming the Results of the Auction, Authorizing the Sale of Substantially all of the Assets of PurchasePro.com Free and Clear of Liens, Claims and Encumbrances, (C) Approving the Asset Purchase Agreement with Perfect Commerce, Inc. and (D) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and for Certain Other Relief, filed and entered on the Court’s docket on January 10, 2003 (the “Bankruptcy Order”), a certified copy of which is attached hereto as Exhibit “A.”

5.    That the Bankruptcy Court, pursuant to the Bankruptcy Order, authorized and fully empowered the Corporation to perform, consummate and implement the Purchase Agreement and to take all further actions as may be necessary or appropriate to perform the Corporation’s obligations contemplated by the Purchase Agreement.

6.   That the Purchase Agreement requires the Corporation to change its name by amending its Amended and Restated Articles of Incorporation.

7.   That the Amended and Restated Articles of Incorporation of the Corporation are amended as follows:

ARTICLE FIRST

The name of the corporation is Pro-After, Inc. (the “Corporation”).

8.   That the foregoing amendment to the Amended and Restated Articles of Incorporation has been duly approved by the Board of Directors of the Corporation pursuant to that certain Written Consent of the Sole Member of the Board of Directors of PurchasePro.com, Inc., a Nevada corporation, a copy of which is attached hereto as Exhibit “B.”

9.   That I, the undersigned, do hereby swear and affirm, under penalty of perjury, that the foregoing statements are true, complete and correct.

IN WITNESS WHEREOF, the undersigned, President, Secretary and Treasurer of the Corporation, has executed this certificate under penalty of perjury as of the 17th Day of January, 2003.

/s/ Richard L. Clemmer

Richard L. Clemmer,

President, Secretary & Treasurer

EXHIBIT A

[stamp]

FILED AND ENTERED

ON DOCKET

03 JAN 20 A7:07

U.S. BANKRUPTCY COURT

PATRICIA GRAY, CLERK

FILED # C569-98

JAN 21 2003

IN THE OFFICE OF

DEAN HELLER SECRETARY

OF STATE

GORDON & SILVER, LTD.

GERALD M. GORDON, ESQ. (NV Bar No. 229)

Email gmg@gordonsilver

THOMAS H. FELL, ESQ.  (NV Bar No. 3717)

Email tjf@gordonsilver.com

GREGORY E. GARMAN, ESQ.  (NV Bar No. 6654)

Email geg@gordonsilver.com

3960 Howard Hughes Parkway, 9TH Floor

Las Vegas, Nevada 89109

Telephone (702) 796-5555

Facsimile  (702) 369-2666

Attorneys for PurchasePro.com, Inc.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF NEVADA

In re: PURCHASEPRO.COM, INC., a Nevada corporation, Debtor.

Case No: BK-S-02-20472-RCJ

Chapter 11

ORDER, PURSUANT TO SECTIONS 105(a), 363, 365 AND 1146(c) OF THE BANKRUPTCY CODE, (A) APPROVING AND CONFIRMING THE RESULTS OF THE AUCTION, (B) AUTHORIZING THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF PURCHASEPRO.COM FREE AND CLEAR OF LIENS, CLAIMS AND ENCUMBRANCES, (C) APPROVING THE ASSET PURCHASE AGREEMENT WITH PERFECT COMMERCE, INC. AND (D) AUTHORIZING THE ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES AND FOR CERTAIN OTHER RELIEF

Date:     December 30, 2002

Time:    10:00 a.m.

Upon the motion dated December 5, 2002 of the above-captioned debtor and debtor in possession for entry of an order under sections 105(a), 363, 365 and 1146(c) of title 11 of the United States Code (the “Bankruptcy Code”), and Rules 2002, 6004 and 6006 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), (A) Approving And Confirming The Results Of The Auction, (B) Authorizing The Sale Of Substantially All Of The Assets Of PurchasePro.com, Inc. (the “Purchased Assets”) to Perfect Commerce, Inc. (“PCI” or “Buyer”) Free And Clear Of Liens, Claims And Encumbrances, (C) Approving The Asset Purchase Agreement between PurchasePro.com, Inc. (the “Debtor”) and PCI dated as of  October __, 2002 and related documents, including all amendments thereto (collectively, the “APA” or “Purchase Agreement”), and (D) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and for Certain Other Relief (the “Sale Motion”)1

; after considering the objections of the United States Trustee, Freemarkets, Inc., IGETSMART.COM and Workflow Management, Inc., and the response filed by the Official Committee of Unsecured Creditors, and the Court having determined subject to certain modifications requested by the Court that the relief requested in the Sale Motion is in the best interest of the Debtor, its estate, its creditors and other parties in interest; and upon the record of the hearing on December 30, 2002 and January 8, 2003 (collectively “Sale Hearing”) to approve the Sale Motion with certain modifications; and after due deliberation thereon; and good and sufficient cause appearing therefore, it is hereby

FOUND, CONCLUDED AND DECLARED THAT:2

A.

This Court has jurisdiction over this matter and over the property of the Debtor and its respective bankruptcy estate pursuant to 28 U.S.C. §§ 157(a) and 1334(b); that this matter is a core proceeding as defined in 28 U.S.C. § 157(b)(2)(A), (M), (N) and (O); and that venue is proper before this Court pursuant to 28 U.S. C. §§ 1408 and 1409.

B.

As evidenced by the affidavits of service filed with the Court, and based on the representations of counsel at the Sale Hearing, good and sufficient notice of the Sale Motion, the hearing held thereon, and the Sale Protocol Order, the Sale Motion, the Purchase Agreement and the Notice of Auction has been given, was in accordance with the Sale Protocol Order and is in compliance with Bankruptcy Rules 2002, 6004, 6006 and 9014.  No additional or further notice is required.

C.

As demonstrated by (i) the evidence proffered or adduced at the Sale Hearing and (ii) the seeking of higher and better offers for the Purchased Assets through notice of the Sale Motion and pursuant to a public auction conducted on December 30, 2002, there was opportunity to make higher and better offers for the Purchased Assets.  In addition, on or about November 19, 2002, the Debtor sent notice of the Sale Protocol Order, the Purchase Agreement and Notice of Auction, and on December 5, 2002, the Debtor sent notice of the Sale Motion, to, among others, each of the entities known to the Debtor to have previously expressed an interest in the Purchased Assets has been provided.

D.

At the Sale Hearing, the Debtor reported that the Buyer made the highest and best offer for the Purchased Assets.

E.

The offer by the Buyer to purchase the Purchased Assets contained in the Purchase Agreement, and confirmed at the Auction, represents the highest and best offer for the Purchased Assets.

F.

The Debtor has exercised sound and considered business judgment in deciding to enter into the Purchase Agreement and to sell the Purchased Assets to the Buyers in accordance with the Purchase Agreement as modified by this Order.

G.

The Debtor has demonstrated both (i) good, considered and sound business purpose and justification, and (ii) sufficient and compelling circumstances for the sale pursuant to Bankruptcy Code section 363(b) prior to, and outside of, a plan of reorganization in that, among other things, a sale of the Purchased Assets at this time pursuant to Bankruptcy Code section 363(b) is wholly consistent with the Debtor’s chapter 11 liquidation strategy and will maximize the value of the Debtor’s estate for the benefit of all parties involved.  Delaying approval of the sale to the Buyer may result in the termination of the Purchase Agreement by the Buyer, thereby forcing the Debtor to seek alternative transactions which, to date, have promised far less value for creditors.

H.

A reasonable opportunity to object or be heard with respect to the Sale Motion and the relief requested therein has been afforded to all interested parties, including, but not limited to:  (i) the official committee of unsecured creditors appointed in this case and its counsel (the “Unsecured Creditors’ Committee”); (ii) the Office of the United States Trustee (the “UST”) ; (iii) all entities (or counsel therefor) known to have asserted any lien, claim encumbrance or option of any kind on the Purchased Assets; (iv) all federal, state, and local regulatory or taxing authorities which the Debtor reasonably knows to have an interest in the Purchased Assets; (v) all parties who have expressed a bona fide interest in acquiring the Purchased Assets; (vi) all non-debtor counter-parties to the Assumed Contracts listed on Exhibit A to the Sale Motion and (vii) those parties who have requested notice pursuant to Bankruptcy Rule 2002.

I.

The Buyer is not an “insider” of the Debtor, as that term is defined in Bankruptcy Code section 101.

J.

The Debtor and Buyer negotiated the Purchase Agreement at arm’s-length and in good faith, without collusion.  The Buyer has disclosed the possibility of entering into license agreements with third parties including Starwood Hotels.  The Buyer has disclosed the possibility of entering into license agreements with third parties including Starwood Hotels & Resorts Worldwide Inc. and has fully disclosed the Memorandum of Understanding entered into with Starwood Hotels & Resorts Worldwide Inc. to the Bankruptcy Court, the Debtor, the Unsecured Creditors Committee and the UST.  The Buyer is a good faith purchaser and is entitled to the protections of Bankruptcy Code section 363(m).  The Buyer has been acting in good faith within the meaning of Bankruptcy Code section 363(m) at all times after the entry of the Sale Procedure Order in closing the transactions contemplated by the Purchase Agreement.

K.

Neither the Debtor nor the Buyer has engaged in any conduct that would cause or permit the Purchase Agreement or the transaction contemplated thereunder to be avoided or challenged pursuant to Bankruptcy Code section 363(n).

L.

The Purchase Price is fair and reasonable and constitutes fair and adequate consideration for the Purchased Assets.

M.

Sufficient cause has been shown to allow the sale of the Purchased Assets free and clear of all interests, liens, claims, encumbrances and options pursuant to Bankruptcy Code section 363(f).

N.

The highest and best price for the Purchased Assets is represented by the bid of Buyer in open Court on ~~December 30, 2002~~ January 8, 2003 in the amount of ~~$2,150,000~~ $2,325,000, and it is therefore in the best interest of the Debtor, its respective creditors, and the estate that the Court enter this order (the “Sale Order”) authorizing, under sections 105(a), 363, 365, and 1146(c) of the Bankruptcy Code, (1) the Debtor who is a party to the Asset Purchase Agreement to enter into and comply with the terms and conditions of the Asset Purchase Agreement; (2) the sale of the Purchased Assets to the Buyer, free and clear of (a) all mortgages, security interests, conditional sale or other title retention agreements, pledges, liens, judgments, demands, encumbrances, easements, rights, encroachments, equities, imperfections of title, leases, licenses, shares, covenants, purchase or sales options, conditions, restrictions or charges of any kind or nature, if any, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership including all “interests” in the Purchased Assets held by third parties within the meaning of section 363(f) of the Bankruptcy Code (the foregoing collectively referred to herein as “Liens”) and (b) (i) all debts arising in any way in connection with any acts or omissions of the Debtor, (ii) any and all claims (as that term is defined in section 101(5) of the Bankruptcy Code) against the Debtor arising on or prior to the date of the Closing of the sale transaction under the Asset Purchase Agreement, and (iii) any and all obligations, demands, liabilities, guaranties, options, rights, contractual commitments, restrictions, interests and matters of or against the Debtor of any kind and nature, whether arising prior to or subsequent to the commencement of this case, whether matured or unmatured, liquidated or unliquidated, whether known or unknown and whether imposed by agreement, understanding, law, equity or otherwise, including, but not limited to, those of the kinds specified in sections 502(g), 502(h), and 502(i) of the Bankruptcy Code (the foregoing collectively referred to herein as “Claims”); and (3) Debtor, subject to the payment of cure costs and the provision of adequate assurance of future performance, to assume and assign to the Buyer the Assumed Contracts in the manner prescribed in section 2 of the Purchase Agreement.

O.

The Debtor has, to the extent necessary, satisfied the requirements of Bankruptcy Code section 365(b)(1) in connection with the assumption of the Assumed Contracts.  Each Assumed Contract on Exhibit A hereto is an executory contract or an unexpired lease of the Debtor under Bankruptcy Code section 365.  All conditions under Bankruptcy Code section 365 for the assumption by Debtor of each Assumed Contract has been satisfied.

P.

The decision to assume and assign the Assumed Contracts is based on the reasonable exercise of the Debtor’s business judgment and is in the best interest of the Debtor’s estate.

Q.

The Buyer has demonstrated adequate assurance of future performance with respect to the Assumed Contracts.

R.

Upon the issuance of this Sale Order (1) the Debtor has full corporate power and authority to execute and deliver the Purchase Agreement and all other documents contemplated thereby, and the sale of the Purchased Assets to the Buyer by the Debtor notwithstanding any deficiency in corporate action of the Debtor; (2) the Debtor has all the corporate power and authority necessary to consummate the transaction contemplated by the Purchase Agreement and all other documents contemplated therein; and (3) no consents, approvals or orders are required for the Debtor to consummate the transaction contemplated by the Purchase Agreement.  Any objections hereto regarding Debtor’s lack of authority or non-compliance with corporate documents are hereby overruled and deemed without effect.

S.

As a condition to the purchase of the Purchased Assets by the Buyer, the Buyer requires that the Purchased Assets be sold free and clear of all Liens and Claims, and that the Buyer has no liability for any liabilities of the Debtor.  The Buyer would not enter into and consummate the sale, thus adversely affecting the Debtor’s estate and its respective creditors and interfering with the Debtor’s chapter 11 exit strategy, if the sale of the Purchased Assets to the Buyer was not free and clear of all Liens and Claims against the Debtor and the Purchased Assets, other than as specifically provided in the Purchase Agreement or this Order, or if the Buyer was or would be liable for liabilities of the Debtor other than as specifically assumed by the Buyer or otherwise permitted under the Purchase Agreement.

T.

The sale and transfer of the Purchased Assets contemplated by the Purchase Agreement and subject to the provisions herein (1) are or will be legal, valid and effective transfers of property of the Debtor’s estate to the Buyer or Buyer’s designees with all right, title and interest of the Debtor in and to the Purchased Assets and Assumed Contracts free and clear of all Liens and Claims.

U.

The relief requested in the Motion is in the best interest of the Debtor, its estate and its creditors.

V.

All findings of fact and conclusions of law made by the Court at the Sale Hearing are incorporated herein; and it is therefore

ORDERED that the Sale Motion is granted in all respects subject to the provisions herein and in the record at the Sale Hearing; and it is further

ORDERED that pursuant to Bankruptcy Code section 363(b), the Purchase Agreement, in substantially the form attached to the Sale Motion, is approved in all respects subject to the provisions herein and in the record at the Sale Hearing; and it is further

ORDERED that the objection of the UST is overruled; and it is further

ORDERED that all objections and responses to the Sale Motion that have not been overruled, withdrawn, waived or settled, and all reservation of rights included therein, are hereby denied on the merits except as otherwise provided for in the record at the Sale Hearing; and it is further

ORDERED that pursuant to Bankruptcy Code section 363(b), the Debtor is hereby authorized (i) to sell the Purchased Assets to the Buyer or to Buyer’s designees in accordance with and subject to the terms and conditions of the Purchase Agreement and the provisions herein and in the record at the Sale Hearing free and clear of all Liens and Claims, (ii) to transfer and assign all right, title, and interest to all property, licenses and rights to be conveyed in accordance with and subject to the terms and conditions of the Purchase Agreement to the Buyer or Buyer’s designees, (iii) to execute and deliver, and empower fully to perform under, consummate and implement the Asset Purchase Agreement, together with all additional instruments and documents contemplated by the Purchase Agreement or that may be reasonably necessary or desirable to implement the Purchase Agreement, and (iv) to take all further actions as may be reasonably requested by the Buyer for the purposes of assigning, transferring, granting, conveying and conferring to the Buyer the Purchased Assets and assigning to the Buyer the Assumed Contracts, or as may be necessary or appropriate to the performance of the Debtor’s obligations as contemplated by the Asset Purchase Agreement; and it is further

ORDERED that pursuant to Bankruptcy Code sections 105(a) and 363(f), and subject to the terms and conditions of the Purchase Agreement, the provisions herein and in the record at the Sale Hearing, the Purchased Assets shall be transferred to the Buyer upon and effective as of the Closing and shall be free and clear of all Liens and Claims.  All such Liens and Claims shall be released, terminated and discharged as to the Purchased Assets and, to the extent required by Bankruptcy Code section 363(f), shall attach to the net proceeds of the sale of the Purchased Assets paid by the Buyer (the “Proceeds”) in the order of their priority, with the same validity, force and effect they now have as against the Purchased Assets; and it is further

ORDERED notwithstanding any other language contained in this order, the Sale Motion or any other documents related thereto, the sale of the Purchased Assets shall have no effect on the rights of any party regarding alleged patent infringement or other violations based upon post-sale use, sale or offer for sale of the Purchased Assets or any other post-sale conduct; and it is further

ORDERED that subject to the payment by the Buyer to the Debtor pursuant to Bankruptcy Code section 363 of the consideration provided for in the Asset Purchase Agreement, the sale of the Purchased Assets by Debtor to the Buyer shall constitute a legal, valid and effective transfer of the Purchased Assets and shall vest the Buyer with all right, title and interest of the Debtor in and to the Purchased Assets; and it is further

ORDERED that the Debtor is hereby authorized to consent to the transfer on the Closing Date of certain Purchased Assets to any third party designated by Buyer and the transfer shall constitute a legal, valid and effective transfer of these Purchased Assets and shall vest the designees with all right, title and interest of the Debtor in and to such Purchased Assets; and it is further

ORDERED that except as expressly provided in the Purchase Agreement, none of the Buyer’s designees are in any way assuming or becoming responsible for any liability of the Debtor, including any and all liabilities arising in connection with the Purchased Assets; and it is further

ORDERED that the Buyer is a good-faith purchaser entitled to the protections of Bankruptcy Code section 363(m) with respect to the transaction contemplated by the Purchase Agreement, and, accordingly, the reversal or modification on appeal of the authorization provided herein to consummate the sale of the Purchased Assets will not affect the validity of the sale to the Buyer, unless such authorization as granted herein is duly stayed pending such appeal prior to the Closing; and it is further

ORDERED that the Purchase Price for the Purchased Assets is fair and reasonable, constitutes reasonably equivalent value and fair consideration for the assets purchased and the transaction contemplated by the Purchase Agreement is not subject to challenge under Bankruptcy Code section 363(n); and it is further

ORDERED that the Buyer’s discussions, negotiations and agreements with third parties do not violate section 363(n) and do not affect its status as good faith purchasers; and it is further

ORDERED that the Debtor, including but not limited to its director, is hereby authorized and directed to take any and all actions necessary to effectuate and comply with the terms of the Purchase Agreement; and it is further

ORDERED that upon assumption and assignment of any Assumed Contract, the Assumed Contract shall be deemed valid and binding, in full force and effect and enforceable by the Buyer and Buyer’s designees in accordance with their respective terms, notwithstanding any provision of any Assumed Agreement (including those of the type described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits, restricts or conditions such transfer and, pursuant to section 365(k) of the Bankruptcy Code, the Debtor shall be relieved from any further liability with respect to the Assumed Contracts after such assignment, and each Contract-Counter-Party to such Assumed Contract shall be, and hereby is, barred, estopped, and permanently enjoined from asserting against Debtor, its property, or assets, any prior default thereon which arose or accrued prior to the Closing, whether by way of affirmative claim, counterclaim, defense, set-off or otherwise, and it is further

ORDERED that pursuant to Bankruptcy Code sections 363(b), 363(f), 365(a), 365(b) and 365(f), Debtor is authorized to assume and assign to the Buyer the Assumed Contracts, listed on Exhibit A hereto together with any amendments and modifications to such Assumed Contracts without further order of this Court; and it is further

ORDERED that with the exception of any liabilities specifically assumed under the Purchase Agreement, all persons and entities holding Liens or Claims of any kind and nature against the Debtor or with respect to the Purchased Assets arising under or out of or in connection with or in any way relating to the Debtor, the operation of the Debtor’s business prior to the Closing or the Purchased Assets, are hereby barred, estopped and permanently enjoined from asserting such Liens and Claims against the Purchased Assets, the Buyer or the Buyer’s designees, their successors, designees or assigns, or their respective subsidiaries, shareholders, members, officers, directors or trustees; and it is further

ORDERED that the Buyer has provided adequate assurance of future performance consistent with section 365 of the Bankruptcy Code with respect to the unexpired leases and executory contracts assumed by the Buyer; and it is further

ORDERED that this Sale Order (a) is and shall be effective as a determination that, on the Closing Date and except as specifically provided in the Purchase Agreement, all Liens and Claims existing on the Purchased Assets before the Closing have been unconditionally released, discharged and terminated, and that the conveyances described herein have been effected, and (b) is and shall be binding upon and govern the acts of all entities including without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state and local officials, and all other persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any of the Purchased Assets; and it is further

ORDERED that if any person or entity that has filed financing statements, mortgages, mechanics liens, lis pendens or other documents or agreements evidencing Liens or Claims against the Purchased Assets shall not have delivered to the Seller prior to the Closing, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, or releases of all Liens or other interests which the person or entity has with respect to the Purchased Assets, the Seller is hereby authorized to execute and file such statements, instruments, releases or other documents on behalf of the person or entity with respect to the Purchased Assets, and the Buyer is hereby authorized to file, register or otherwise record a certified copy of this Sale Order, which, once filed, registered or otherwise recorded, shall constitute evidence of the release of all Liens and Claims against or in the Purchased Assets of any kind or nature whatsoever; and it is further

ORDERED that all entities that are presently, or on the Closing Date may be, in possession of some or all of the Purchased Assets are hereby directed to surrender possession of said Purchased Assets to the Buyer or Buyer’s designees on the Closing Date; and it is further

ORDERED that except as otherwise expressly provided in the Asset Purchase Agreement or related instruments or as otherwise provided in this Sale Order, the Buyer shall not have any liability or responsibility for any liability or other obligation of the Debtor arising under or related to the Purchased Assets.  Without limiting the effect of the foregoing, the transfer of the Purchased Assets and the assignment of the Assumed Contracts do not and will not subject the Buyer to any liability for claims against the Debtor or the Purchased Assets, arising prior to the Closing Date, including, but not limited to, claims for successor or vicarious liability, by reason of such transfer under the laws of the United States, any state, territory or possession thereof or the District of Columbia applicable to such transactions.  Neither the Buyer nor the Buyer’s designees shall be deemed, as a result of any action taken in connection with the Purchase Agreement, to: (a) be the successor of the Debtor; (b) have, de facto or otherwise, merged with or into the Debtor; (c) be a mere continuation or substantial continuation of the Debtor or the enterprise of the Debtor; or (d) be responsible for any liability of the Debtor, except as specifically provided for in the Purchase Agreement or in this Sale Order; and it is further

ORDERED that this Court retains jurisdiction (a) to enforce and implement the terms and provisions of the Purchase Agreement, all amendments thereto, any waivers and consents thereunder, and each of the agreements executed in connection therewith, (b) to compel delivery of the Purchased Assets to the Buyer, (c) to enforce the assumption and assignment of the Assumed Contracts, (d) to resolve any disputes arising under or related to the Asset Purchase Agreement, and (e) to interpret, implement and enforce the provisions of this Sale Order; and it is further

ORDERED that nothing contained in any chapter 11 plan confirmed in this case or the order of confirmation confirming any chapter 11 plan, nor any dismissing of the case or converting it to a chapter 7 liquidation shall conflict with or derogate from the provisions of the Purchase Agreement, any document or instrument executed in connection therewith, or the terms of this Sale Order; and it is further

ORDERED that the failure specifically to include any particular provisions of the Purchase Agreement or any of the documents, agreements or instruments executed in connection therewith in this Sale Order shall not diminish or impair the efficacy of such provision, document, agreement or instrument, it being the intent of the Court that the Purchase Agreement and each such document, agreement or instrument be authorized and approved in its entirety; and it is further

ORDERED that the Purchase Agreement and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment or supplement does not have a material adverse effect on the Debtor’s estate; and it is further

ORDERED that proceeds from the sale shall be deposited in Debtor’s debtor-in-possession operating account, however, $180,110 (plus interest in an amount to be reasonably agreed upon by the parties) shall be segregated pending resolution of the disputed secured claim asserted by the Clark County Assessor’s Office.

ORDERED that pursuant to Bankruptcy Rules 6004(g), 6006(d) and 7062, this Sale Order shall not be stayed for ten (10) days after entry, and notwithstanding any provision of the Bankruptcy Code or Bankruptcy Rules to the contrary, this Order shall be effective and enforceable immediately upon entry; and it is further

ORDERED that this Order shall inure to the benefit of the Buyer, the Debtor and their respective successors and assigns, including, but not limited to, any chapter 11 or chapter 7 trustee that may be appointed in the Debtor’s case and shall be binding upon any trustee, party, entity or other fiduciary that may be appointed in connection with this case, whether under chapter 11 or chapter 7 of the Bankruptcy Code; and it is further

ORDERED that pursuant to Bankruptcy Code section 1146(c), the transaction contemplated by the Purchase Agreement is under, or in contemplation of, a plan to be confirmed under Bankruptcy Code section 1129, and therefore, is exempt from any transfer, stamp or similar tax or any so-called “bulk sale” law in all necessary jurisdictions arising as a result of or in connection with Debtor’s sale and transfer of the Purchased Assets to the Buyer; and it is further

ORDERED that each and every federal, state and local governmental agency, department or entity is hereby directed to accept the filing of any and all documents and instruments necessary and appropriate to implement, effectuate or consummate the transaction contemplated by the Purchase Agreement and this Order; and it is further

ORDERED that the provisions of this Order are nonseverable and mutually dependent; and it is further

ORDERED that nothing in this Order shall be construed as altering the Purchase Agreement or the obligations of the Debtor and Buyer pursuant thereto.

DATED this 10 day of January, 2003.

/s/ Robert Clive Jones

THE HONORABLE ROBERT CLIVE JONES

UNITED STATES BANKRUPTCY JUDGE

[stamp]

Submitted and Entry Requested by

Certify that this is a true copy.

Attest:  /s/ Reba Henry

GORDON & SILVER, LTD.

         Deputy Clerk, Bankruptcy Court

By:  /s/ Gerald M. Gordon

GERALD M. GORDON, ESQ. (NV Bar No. 229)

THOMAS H. FELL, ESQ.  (NV Bar No. 3717)

GREGORY E. GARMAN, ESQ.  (NV Bar No. 6654)

3960 Howard Hughes Parkway, 9TH Floor

Las Vegas, Nevada 89109

Telephone (702) 796-5555

Facsimile  (702) 369-2666

Attorneys for PurchasePro.com, Inc.

 Except as otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to them in the Sale Motion.

 Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate, pursuant to Bankruptcy Rule 7052.

Approved/Disapproved as to Form and Content:

BECKLEY SINGLETON, CHTD.

By:   /s/ Brett A. Axelrod

BRETT A. AXELROD, ESQ.

Nevada Bar No. 5859

530 Las Vegas Boulevard South

Las Vegas, NV 89101

Telephone:  (702) 385-3373

Facsimile:  (702) 385-9447

Attorneys for Perfect Commerce, Inc.

Approved/Disapproved as to Form and Content:

OFFICE OF U.S. TRUSTEE

By:  /s/ Barry Jenkins

600 Las Vegas Blvd., #430

Las Vegas, NV 89101

Approved/Disapproved as to Form and Content:

OFFICIAL COMMITTEE OF UNSECURED CREDITORS

By:  /s/ Richard F. Holley

RICHARD F. HOLLEY, ESQ.

VICTORIA L. NELSON, ESQ.

Santoro, Driggs, Walch, Kearney, et al.

400 South Fourth Street, Third Floor

Las Vegas, NV 89101

Approved/Disapproved as to Form and Content:

SHRECK BRIGNONE

By:  /s/ James D. Greene

JAMES D. GREENE, ESQ.

300 South Fourth Street, Suite 1200

Las Vegas, NV 89101

Attorneys for Freemarkets, Inc.

EXHIBIT A

ASSUMED CONTRACTS

All employee confidentiality agreements between employees and PPRO.

All employment contracts relating to the assignment and ownership of the Intangible Property Assets.

Party	Agreement	Date	Party	Agreement	Date
MENA Marketplace	Marketplace Project Management and Training Services Agreement	03/20/01	NiSource Corporate Services Co.	Services Agreement	03/19/02
MENA Marketplace	Master ASP Software Product Agreement Set	12/28/01	Owens Corning	Standard Sales Agreement	11/13/00
MENA Marketplace	Marketplace Professional Services Agreement	03/20/01	PPG Industries, Inc.	Standard Sales Agreement	10/27/00
MENA Marketplace	Marketplace Hosting Agreement	03/20/01	Rubbermaid	Strategic Sourcing Event Services Agreement	05/17/02
MENA Marketplace	Marketplace Software Maintence Agreement	03/20/01	The Timken Company	Software Escrow Agreement	08/10/01
MENA Marketplace	Marketplace Software License Agreement	03/20/01	The Timken Company	Standard Sales Agreement	12/28/00
			Unisys Corporation	Standard Sales Agreement	01/31/01
			TRW Inc.	Standard Sales Agreement	12/19/00
Honeywell	Standard Software Product Contract Set	03/28/01	Unocal	Software Product License Agreement	06/29/01
ADI	Statement of Work	03/20/02	Unocal	Software Product Maintenance Agreement	06/29/01
Honeywell	Supplemental Professional Services Agreement	12/05/01	Unocal	Professional Services Agreement	06/29/01
Honeywell	Instant Pilot Terms and Conditions	12/10/01	Unocal	Hosting Services Addendum to Professional Services Agreement	06/29/01
Honeywell	Marketplace Software License Agreement	12/28/00	Unocal	Amendment and Extension Agreement	No date
Honeywell	Marketplace Professional Services Agreement	12/28/00	ArvinMeritor	Standard Software Product Contract Suite	06/07/02
Honeywell	Catalog Services Agreement	12/28/00	BorgWarner Transmission	Software Product License Agreement	09/06/02
Honeywell	Marketplace Hosting Agreement	12/28/00	BorgWarner Transmission	Product Maintence Agreement	09/06/02
			BorgWarner Transmission	Professional Services Agreement	09/06/02
Collaborative Sourcing, LLC	Professional Services Agreement	04/25/02	BorgWarner Transmission	Software Escrow Agreement	09/06/02
Collaborative Sourcing, LLC	Strategic Sourcing Event Services Agreement	04/25/02	BizProLink	Marketplace Software License Agreement	04/09/01
Dal-Tile	Services Agreement	01/10/02	Broadvision	Marketplace Software License Agreement	12/20/00
Dofasco	Service License Agreement	06/21/01	Broadvision	Master Agreement (and Exhibits A-D)	12/19/00
Dofasco	Amended Service License Agreement	06/21/01	ebuyexpress.com, LLC	Marketplace Software License Agreement	09/29/00
Lennox International	Service License Agreement	08/01/00	ebuyexpress.com, LLC	Marketplace Professional Services Agreement	09/29/00
Lexmark International Group, Inc	Standard Sales Agreement	06/27/00	ebuyexpress.com, LLC	Marketplace Hosting Agreement	09/29/00
ZoomTown.com, Inc.	Software Agency and Services Agreement	05/03/99	MGM Mirage	Marketplace Software License Agreement	09/27/00
Agere Systems, Inc.	Standard software product contract set	08/02/01	MGM Mirage	Marketplace Software Maintence Agreement	09/27/00

Arch Coal, Inc. and Net Research, Inc.	Standard Sales Agreement	08/24/00	MGM Mirage	Marketplace Hosting Agreement	09/27/00
ArvinMeritor	Standard Software Product Contract Suite	06/29/01	MGM Mirage	Marketplace Professional Services Agreement	09/27/00
ArvinMeritor	Standard Software Product Contract Suite	08/02/01	MGM Mirage	Marketplace Project Management and Training Services Agreement	09/27/00
ArvinMeritor	Amendment No. 2 to Standard Software Product Contract Suite	07/23/02	MGM Mirage	Marketplace Software Escrow Agreement	09/27/00
Cummins, Inc.	Standard Software Product Contract Suite	02/08/02	Hilton Gaming Corporation	License Agreement	08/15/98
Bayer Corporation	Services Agreement	01/31/02	The Stanley Works and Net Research	Standard Sales Agreement	08/28/00
Black and Decker Corporation	Strategic Sourcing Event Services Agreement	05/01/02	VISA U.S.A. Inc.	Professional Services Agreement	02/22/02
Connectiv	Services Agreement	02/20/02	TRW Inc.	Standard Sales Agreement	12/19/00
ArvinMeritor	e-Source Product Suite Software Escrow Agreement	09/14/01	Ecuity, LLC	Standard Software Product Contract Set	12/31/01
Honeywell	Marketplace Maintenance Agreement	12/28/00	Board of Regents of the University and Community College System	Network Access Agreement	09/23/99
Hospitality City	Master Software Product Agreement	04/30/02	Sunstone Hotels/Buy Efficient.com, LLC	Assignment of Agreement	10/23/00
Accor Economy Lodging	Statement of Work	03/18/02	Buy Efficient.com, LLC	Amendment to Assignment of Agreement	08/08/01
Accor Economy Lodging	Statement of Work	01/23/02	Buy Efficient.com, LLC	Amendment no. 2 to Statement of work and Software license	04/08/01
Accor Economy Lodging	Professional Services Agreement	01/03/02	Buy Efficient.com, LLC	Professional Services Agreement	no date
Accor Economy Lodging	Marketplace Project Management and Training Services Agreement	08/02/01	Buy Efficient.com, LLC	Statement of Work to Professional Services Agreement	05/16/02
Accor Economy Lodging	Marketplace Software License Agreement	08/02/01	Buy Efficient.com, LLC	Marketplace Software Escrow Agreement	08/08/01
Accor Economy Lodging	Marketplace Hosting Agreement	02/08/01	Buy Efficient.com, LLC	Project Management Statement of Work Professional Agreement	01/28/02
Accor Economy Lodging	Statement of Work	05/29/02	Qwick Bill Systems, Inc.	Master Services Agreement	05/01/01
Accor Economy Lodging	Marketplace Settings Service Agreement	08/02/01	Venetian Casino, LLC	Marketplace Project Management and Training Services Agreement	09/28/00
Accor Economy Lodging	Marketplace Professional Services Agreement	08/02/01	Venetian Casino, LLC	Marketplace Professional Services Agreement	09/28/00
Accor Economy Lodging	Marketplace Software Maintence Agreement	08/02/01	Venetian Casino, LLC	Marketplace Software License Agreement	09/28/00
Accor Economy Lodging	Marketplace Software Escrow Agreement	08/02/01	Best Western International	Second Amendment to Software License Agreement	03/27/02
Accor Economy Lodging	Statement of Work	08/08/02	Board of Regents of the University and Community College System (UNR)	Amendment to Network Access Agreement	09/25/01

Sunstone Hotels/Buy Efficient.com, LLC	Software License Agreement	05/13/99	HospitalityCity PTE	Master ASP Software Product Agreement Set	4/30/2002
Sunstone Hotels/Buy Efficient.com, LLC	Amendment S.O.W. and Software License Agreement	10/25/00	Accor	SOW for Receiving Verification	8/8/2002
Sunstone Hotels/Buy Efficient.com, LLC	Statement of Work	05/24/00	Accor	SOW for PO and User Reports	8/8/2002
Sunstone Hotels	SOW for Add'l Functionality	5/24/2000	Microsoft	Microsoft Select 5 Agreement Program	5/15/2002
Qwest Communications Corp	Guaranteed Term Agreement	02/22/02	Microsoft	Business Agreement	5/15/2002
Paymentech, LLC	Purchase Pro as Merchant for Credit Card Processing Services	12/06/99	Microsoft	Select Enrollment	5/15/2002
W.W. Grainger	Software License and Services Agreement	09/27/00	Microsoft	Master Services Agreement	12/7/2000
W.W. Grainger	Master Internet Agreement E-Procurement	9/27/00	Microsoft	Premier Support Services	12/8/2000
DSI Technology Escrow Services	Escrow Agreement	08/07/00	Microsoft	Product Use Rights Agreement	3/1/2000
Grinnell Fire Protection	Contract	7/17/2000	Microsoft	Updated Product Use License	No date
Alta Vista	Product License Agreement	12/31/2001	United Stationers Supply	Electronic Commerce Database License	7/16/2001
Alta Vista	Product License Agreement	3/31/2000	United Stationers Supply	Electronic Commerce Database License	7/11/2001
Oracle	Software License and Services Agreement	8/26/1999

Stratton Warren L.L.C	Joint Marketing Agreement	8/13/2002
Stratton Warren L.L.C	Asset Purchase Agreement	8/13/2002

VideoSoft vsFlex Grid 6.0	License	no date	Araxis Merge 2001 Professional	License	no date
VideoSoft vsPrint 3.0	License	no date	WISE InstallManager 1.5	License	no date
Webster Pro Control	License	no date	Win2K Resource Kit	License	no date
PowerTCP FTP Control	License	no date	ADOBE Photoshop 5.0	License	no date
Infraguistics Active Splitter Control 4.0	License	no date	Goldmine	License	no date
Infraguistics ActiveTabs Control 4.0	License	no date	Corel	License	no date
Infraguistics Line3D Control 4.0	License	no date	Cold Fusion	License	no date
ASPUpload Server Control v.1.3.1.0	License	no date	ACT 2000	License	no date
Jmail.dll	License	no date	Visual Engineering	License	no date
Zlib.dll	License	no date	Visual Studio (Microsoft)	License	no date

Merant 3.60 32 Bit Oracle 8 driver	License	no date	Legato	License	no date
Arcus Data Security	License	no date	Araxis Merge 2001 Professional	License	no date
RightFax	License	no date	WISE InstallManager 1.5	License	no date
SiteScope	License	no date	Win2K Resource Kit	License	no date
SiteSeer	License	no date	ADOBE Photoshop 5.0	License	no date
Spotlight	License	no date	Goldmine	License	no date
Web Trends	License	no date	Corel	License	no date
OpenView	License	no date	Cold Fusion	License	no date
Trillium	License	no date	ACT 2000	License	no date
VideoSoft vsFlex Grid 6.0	License	no date	Visual Engineering	License	no date
VideoSoft vsPrint 3.0	License	no date	Visual Studio (Microsoft)	License	no date
Webster Pro Control	License	no date	Legato	License	no date
PowerTCP FTP Control	License	no date	Arcus Data Security	License	no date
Infraguistics Active Splitter Control 4.0	License	no date	RightFax	License	no date
Infraguistics ActiveTabs Control 4.0	License	no date	SiteScope	License	no date
Infraguistics Line3D Control 4.0	License	no date	SiteSeer	License	no date
ASPUpload Server Control v.1.3.1.0	License	no date	Act 2000	License	No date
Jmail.dll	License	no date	Adobe Acrobat 4.0	License	No date
Zlib.dll	License	no date	Adobe Acrobat Reader	License	No date
Merant 3.60 32 Bit Oracle 8 driver	License	no date	Adobe Photoshop 5.0	License	No date
Spotlight	License	no date	Allaire-Jrun	License	No date
Web Trends	License	no date	Alta-Vista Search Engine	License	No date
OpenView	License	no date	Altiris	License	No date
Trillium	License	no date	ASP Mail	License	No date
Captaris RightFax	License	No date	AT&T Global Dialer	License	No date
Capture EZPro	License	No date	Blackberry	License	No date
Cisco ACS Radius Server	License	No date	Borland J Builder 4	License	No date
Cognos	License	No date	IPlanet	License	No date
Commerce Trends	License	No date	J Developer	License	No date
Disk Keeper	License	No date	Load Runner	License	No date
Easy CD Creator 4.02	License	No date	Macromedia Director	License	No date
File Mon 98	License	No date	Macromedia Dreamweaver	License	No date
HP OpenView ITO w/ network Node Manager	License	No date	Macromedia Dreamweaver Ultradev	License	No date
Informatica	License	No date	Macromedia Fireworks 2	License	No date

Macromedia fireworks 4	License	No date	Sendmail for Windows NT	License	No date
Macromedia flash 5.0	License	No date	Site Server 3.0	License	No date
Mercury Sitescope	License	No date	Sonic Foundry Acid Music	License	No date
Microsoft Select Microsoft Visual Studio 6.0	License	No date	Sun Gigabit Ethernet Trunking Software	License	No date
Netscape 4.74	License	No date	Symantec Ghost 6.0	License	No date
Norton Antivirus	License	No date	Symantec Ghost 6.5	License	No date
Ontrack Easy Recovery Pro	License	No date	VNC 3.3.3r7	License	No date
Oracle Enterprise Server	License	No date	WinRunner	License	No date
Oracle Tools	License	No date	WinZip	License	No date
Palm 5 OS	License	No date	Quest Software Toad	License	No date
PC Anywhere 9.2	License	No date	Reflection X	License	No date
Quest Software Spotlight	License	No date

Microsoft	Support Agreement	no date
Foundry	Hardware Support	no date
Cisco	Hardware Support	no date

BankServ	Master Internet Merchant Processing Agreement	8/15/2000
Birch Street Systems	Intellectual Property Assignment Agreement	5/31/2002

Cheyenne Investments	Standard Office Lease Agreement	9/1/2002

Cashman Equipment	Maintenance Agreement	8/1/2000	NCO Financial Systems	Collection Agreement	2/22/2002
US Postal Service	Postage Meter License	3/29/2000	Solv Corporation	Settlement	10/1/2001

Alliantlink.com, Inc.	Preferred Supplier	No date	Insurezone	Preferred Supplier	No date
Equalfooting	Preferred Supplier	No date	Itravel.com	Preferred Supplier	No date
Eskye	Preferred Supplier	No date	Qualityclick	Preferred Supplier	No date
Espotmarket	Preferred Supplier	No date	Initspace	Preferred Supplier	No date
Magazine City	Preferred Supplier	No date	Wattage monitor	Preferred Supplier	No date

All Supplier contracts (participants in Marketplaces) shall be assumed including, but not limited to the following:

Supplier	Date	Supplier	Date	Supplier	Date
DURKAN PATTERNED CARPETS - DALTON	12/19/1997	WINDSOR FACTORY SUPPLY	1/3/2000	STAR BEVERAGE CO	2/28/2001 1:14:34 PM
Compucover Inc	11/14/1997	Wiz	6/17/1999	TEKTRON ELECTRICAL SYSTEMS INC	2/20/2001
VILINK INC	12/2/1997	WIZARD DISTRIBUTION	9/25/2001	GLOBE TRADING - PASADENA	5/21/2001
G C MICRO	12/2/1997	WOLFER PRODUCE FM	1/1/2001	C D W COMPUTER CENTERS INC	5/22/2001
CLIMATEC AUTOMATION BUILDING SERVICES	5/27/1998	WOLVERINE TRADING	6/28/2000	SECURITY LOCK DISTRIBUTORS	5/22/2001
Eldorado Hotel & Casino - Administration	2/15/2000	Women's Care Center, PLLC	8/9/1999	CDT SALES & SERVICE INC	5/25/2001
NEOFORMA.COM INC - ADMINISTRATION	12/18/2000	WORLDWIDE HOTEL SUPPLY	5/8/2000	CHANNEL BLUE - LONG BEACH	5/24/2001
BusinessHere.com - Administration	12/18/2000	Worldwide Security Associates	5/7/1998	HARMONY CREEK APPAREL	5/24/2001
NORTH CENTRAL MANAGEMENT – ADMINISTRATION	2/8/2001	X S Lighting Sound & Visualization	12/21/1998	AMERICAN FIBERTEK INC	5/24/2001
CARIBBEAN LANDSCAPE SOURCE	2/27/2001	XTRACLEAR NETWORKS	7/24/2001	ALVARADO MFG CO INC	5/24/2001
ATMOSPHERE PRODUCTS CO INC	2/28/2001	YBN.COM INC - ADMINISTRATION	12/10/1999	AVENTIS PHARMACSUTICALE INC - ADMINISTRATION	6/4/2001
CUSTOM FAMILY TREE VIDEO	2/28/2001	YOUR NAME HERE	4/25/2000	TRW INC - ADMINISTRATION	6/4/2001
CUSTOM SHIRTS	2/28/2001	Zee Medical Service Company	7/8/1997	ROSWELLUFOCRYSTALS.COM	6/5/2001
BILL JONES	2/28/2001	ZEP MANUFACTURING	12/4/1997	THE TIMKEN COMPANY - ADMINISTRATION	6/1/2001
ANIXTER - LAS VEGAS	2/28/2001	Zones Inc	11/19/1997	RESORT INNS OF AMERICA - ADMINSTRATION	6/6/2001
A C S INC - HIALEAH	3/14/2001	Waxie Sanitary Supply - San Diego	10/3/1997	DYNO NOBEL ASA - ADMINISTRATION	6/1/2001
COLUMBUS MICRO SYSTEMS	3/16/2001	Waxie Sanitary Supply	7/8/1997	ANCHOR HOCKING CONSUMER GLASS CO - ADMINISTRATION	6/1/2001
FLAG ON - LORAIN	3/22/2001	WAXIE SANITARY SUPPLY - SAN DIEGO	1/31/2001	GOLDEN GREEK PRODUCE - LOS ANGELES	5/14/2001
CREATIVE GRAPHIC DESIGNS & PRINTING	3/26/2001	WAXIE SANITARY SUPPLY	6/26/2002	BREAKTHRU UNLIMITED - MANHATTAN BEACH	3/27/2001
Chevron Lubricants	3/27/2001	Wedding Referral Services Inc	12/3/1999	ESTATE JEWELERY INC	3/28/2001
ALLIANCE - HOT SPRINGS	3/27/2001	WIEDENBACH - BROWN - NEW ROCHELLE	3/14/2001	ISLAND GURU MEDIA	2/28/2001
ENTOTAL ADMINISTRATION	3/30/2001	WELLINGTON BATTERY CO	2/28/2001	KING WIRE INC	3/5/2001
TECHNOLOGY SUPPLY WHOLESALE	3/30/2001	Wellington House	12/15/2000	STATE CHEMICAL	12/13/2000
QUALITYSMOKE.COM - LV / SAHARA	4/10/2001	WELLS INDUSTRIES	9/14/2001	LESTO PENCIL CORP	2/28/2001
LINQUIST & CRAIG HOTELS & RESORTS INC ADMINISTRATION	4/12/2001	Westco Products - NORTHERN NV	12/3/1997	NEVADA BREAKERS & CONTROL	2/28/2001
ADVENTURES IN ADVERTISING - LAS VEGAS	4/13/2001	Westco - Bakemark	7/8/1997	SCALE PEOPLE	10/30/1997
DARYLL ELBERT INC	4/19/2001	Western Bar Restaurant & Supply	3/12/1998	SERIES USA	2/20/2001
MMBDC - ADMINISTRATION	4/19/2001	Western Electric Motors	12/3/1997	SOUTH CENTRAL POOL SUPPLY	11/20/1997
ANSLLC	4/19/2001	WESTERN ORGANICS	7/8/1997	SPECIALTY LIGHTING POWER	3/28/2001
APEX IMAGING	4/25/2001	Western Printing Co	3/16/1998	S W N H DISTRICT FIRE MUTUAL AID	4/24/2001
MARKETPLACE BY MARRIOTT ADMINISTRATION	4/26/2001	Western Printing Systems	7/8/1997	MARTIN GLASS & MIRROR	3/21/2001
ALLIANCE SUPPLY ADMINISTRATION	4/26/2001	Westwind Foods, LLC	1/23/1998	TABIN TECHNOLOGY	3/22/2001
SMITH & WESSON ADMINISTRATION	4/26/2001	WHIRLPOOL CORP	12/21/2001	MC CANN'S SEAFOOD - PINEVILLE	4/6/2001
ARIZONA MARKETPLACE ADMINISTRATION	4/26/2001	WHITE DOVE MATRESS LTD	8/28/2001	INTERGLOBE CUSTOM AMENITIES	4/27/2001
FACILITYDIRECT.COM ADMINISTRATION	4/26/2001	WHOLESALE TAPE & SUPPLY	3/20/2000	TRI - CO FLOORS - LAS VEGAS	4/27/2001
GOLDEN TULIP WORLDWIDE ADMINISTRATION	4/26/2001	WHOLESALE VACUUM CONNECTION	8/9/2001	HOSPITALITY MANAGEMENT GROUP - ADMINISTRATION	4/27/2001

CELTIC FOOTBALL CLUB ADMINISTRATION	4/26/2001	VELDKAMPS WHOLESALE GREENHOUSE ARVADA	1/22/2001	BON MANAGEMENT - ADMINISTRATION	4/30/2001
EAGLE OPG ADMINISTRATION	4/26/2001	VEND SOURCE	10/22/1997	SUPERCLUBS HOTELS - ADMINISTATION	5/1/2001
AEC CONNECT ADMINISTRATION	4/26/2001	Venus Distribution	9/21/1999	WORLDNET COMPUTERS INC	5/1/2001
PLAYERS CLUB INTERNATIONAL ADMINISTRATION	4/26/2001	VENUS MANUFACTURING	9/10/2001	SNACKS OVER AMERICA	3/26/2001
MPOWER MARKETPLACE ADMINISTRATION	4/26/2001	Venus Textiles	9/15/1998	AIR PRODUCTS & CONTROLS INC	5/2/2001
KOHLER CO - ADMINISTRATION	6/4/2001	VERIS INDUSTRIES LLP	4/2/2001	ELECTRONIC POWER DESIGNS INC	5/3/2001
TAN SYSTEMS	6/18/2001	Veterinary Buyers Network	12/21/1999	WRIGHT GRAPHICS	5/4/2001
CHROMALOX	1/4/2001	VIGITRON	8/17/2001	ON PRESS PRINTING	5/7/2001
Scotiabank	12/26/2000	VIGNOLA HOSPITALITY - JEFFERSON CITY	4/25/2001	Technical Direction, Inc.	5/8/2001
BROAN MANUFACTURING	9/27/2001	VILLAGE IMPORTS	8/16/2001	COMPUTER SUPPLIES INTERNATIONAL	4/3/2001
CDR INC	1/15/2001	Vingcard/Elsafe - Las Vegas	10/14/1999	SERVICEPRO - LEXINGTON	5/9/2001
BUYERINTERACTIVE - ADMINISTRATION	5/16/2002	VIRGINIA MARBLE MANUFACTURERS	9/4/2001	COVE ENTERPRISES	5/9/2001
ART DALLAS	8/1/2002	VIRTUCOM	3/5/2001	G&B Janitorial Supply, Inc	5/9/2001
A-1 Foam & Fabric	11/7/1997	VISION POINT OF SALE-ELK GROVE VILLAGE	10/13/2000	KINETICO QUALITY WATER SYSTEMS	5/10/2001
A H D Vintners	12/6/1999	VORTEX	5/21/1998	STAFFCENTRIC	5/14/2001
A Q Communications ACC	9/27/1999	WESCO	12/2/1997	eConnect	5/15/2001
A V A Pork Inc	3/24/1999	W W GRAINGER INC	3/2/2001	PAULA'S BASKET EMPORIUM - NEW YORK	5/21/2001
C & L Enterprises	11/30/1999	Waco Chemical & Supply Co	1/4/2000	NEW LAND ENTERPRISES INC	6/15/2001
Comprehensive Health Group Allied Inc	11/10/1999	Walrob Agency	1/1/1900	STEAM SALES CORPORATION	6/19/2001
C M Supply	2/4/1998	Waterline Technologies	1/6/1998	PUBLIC RUBBER & SUPPLY CO	6/19/2001
C N S Graphics	11/23/1998	UNITED GREEN MARK	2/28/2001	INLAND LITHO	6/21/2001
B T Office Products, International	5/11/1998	UNITED MEAT - SAN FRANCISCO	5/2/2001	GIVE AWAY PLUS	6/27/2001
B W Seafood	12/19/1997	United Refrigeration Inc	3/2/1999	COSTALIN COMPANY	6/28/2001
Jaydor Corp	3/2/1999	UNITED STATES PLAYING CARD CO	1/12/2001	ADVANCE MARKETING CORP	6/28/2001
C B I- Handcare Systems	8/3/1999	UNIVERSAL PRINTING & PUBLISHING	2/28/2001	SOAPSPLUS	7/5/2001
B A M N Inc.	6/21/1999	URBANI TRUFFLES	3/12/1998	GANNON GROUP	7/2/2001
B & B Socket Products Inc	12/2/1997	U S Foods - U S Food Service - NJ	3/2/1999	COMMERCIAL PRODUCTS GROUP (CPG)	7/2/2001
C C S PRESENTATION SYSTEMS	1/1/1900	US FOODSERVICE - LAS VEGAS	7/8/1997	JML INC	7/9/2001
CED/Raybro	1/20/1999	US FOODSERVICE - JOSEPH WEBB DIVISION	5/30/2002	BLACK BOX CORPORATION	7/10/2001
Baez Design	6/15/1999	US FOODSERVICE - LAS VEGAS	11/26/2001	A1 SIGNATURE AND PROMOTIONS	7/12/2001
Ballantine Industrial Truck	3/2/1999	US Food Service	9/15/1997	CAIN INDUSTRIES INC	7/12/2001
84 Lumber-Winchester,KY	8/27/1999	V I P Merchandise Service	6/25/1999	ENTERGY INC	7/13/2001
Casino Bears Inc	6/16/1999	V S J INDUSTRIAL INC	9/20/2001	GRAY SUPPLY CO - TOPBULB.COM	3/30/2001
Daisy Wheel Ribbon Co Inc	12/26/1999	V-Twin	3/22/2000	DORADO PRODUCTS INC	4/18/2001
U S Lumber & Plywood Corp	3/2/1999	VALLEY ENTERPRISES	3/6/2001	Custom Hotel Products Inc.,	4/19/2001
A C Brake Co Inc	3/16/1999	Valley Game & Gourmet - SLC	5/27/1998	ROZZO & SONS - MANHATTAN	4/19/2001
USA Capital LLC	9/27/1999	Valley Lahvosh Baking Co	11/30/1999	EURO2 - ADMINISTRATION	4/19/2001
U S F I	10/26/1998	Van Rex Gourmet Foods Inc	10/20/1997	LEAD GENERATOR - ADMINISTRATION	4/19/2001
AmBath Corporation	7/1/1998	Varda Chocolatier	1/1/1900	MASTER BUILDERS - SEVERN	4/17/2001
Abacus Internet Svcs	9/27/1999	VEGAS BAR & CONCESSIONS/DBA VEGAS BAR SUPPLY	7/31/1997	DIRECTORY ENGINES	2/21/2001
Abalos & Associates	5/28/1999	Vegas Distribution Co	5/4/1999	INVENSYS BEST POWER / POWERWARE	4/23/2001
Abstract Spectrum Inc	9/21/1999	Vegas Micro	9/22/1999	FINDMRO.COM (GRAINER) - ADMINISTRATION	4/23/2001
Accurate Placement	6/10/1999	Total Video Products Inc	3/2/1999	VINTAGE BEDDING	3/20/2001
Ace Lock & Security Supply	3/2/1999	MARKERTEK VIDEO SUPPLY (TOWER)	2/21/2002	ADVANTAGE BUSINESS SOLUTIONS	7/31/2001
Acosta Farms	3/12/1999	Tozour Trane	6/18/1999	CARR SCOTT SOFTWARE INC	8/6/2001

Adler Mechanical Inc	2/25/1999	TRANSOURCE COMPUTERS	12/13/2000	THE STEEL CITY CORPORATION	8/21/2001
Advanced Architectural Metals	8/1/1997	TRAVEL TRENDS INC - OAK PARK	2/17/2000	ABITIBI CONSOLIDATED SALES CORP	8/21/2001
LUCS Janitorial Service & Supply	3/1/1999	TRAVELOCITY.COM	4/2/2001	F & F DISTRIBUTING CO INC	8/20/2001
Advantage Marketing Group North America Inc	9/27/1999	Tropic Fish	9/29/1999	BNB VOCATIONAL REHABILITATION MANAGEMENT	8/8/2001
Advantage Wireless of Phoenix	9/27/1999	Tropical Nut & Fruit	12/19/1997	Hamilton Circulation Supplies Co.	8/30/2001
Adventures in Advertising - Phoenix	7/25/1999	TUTTO LATTE	2/1/2001	Fusion Antibodies Limited	9/1/2001
Agra Earth And Environmental Inc	9/27/1999	TUWAY AMERICAN GROUP	4/20/2001	MIS ASSOCIATES INC	6/6/2001
A A A Pressure Washers & Supplies	10/1/1999	TY ROBES	11/3/2000	YORK INTERNATIONAL	6/11/2001
A Mind For Detail Inc	9/27/1999	TYCO VALVES CONTROLS - TX GULF COAST	8/8/2001	WORLD WINE TRADING	6/13/2001
Cal Fresh Produce	8/8/1997	U S FOODSERVICE	4/5/2002	DOWNTOWN HOTEL CO - ADMINISTRATION	6/14/2001
EXHIBIT EXPERTS	6/10/1999	ULSTER CARPET MILLS	1/8/2001	SAFARI MICRO INC	6/14/2001
Obie Co	1/20/1999	Uniform Sales Inc	2/3/1998	FUTURE MEDIA PRODUCTIONS INC ADMINISTRATION	4/2/2001
Candy in Bloom	9/27/1999	UNIFORM WIZARD	4/2/2001	CURTIS - TOLEDO INC	4/2/2001
Capitol Detective Agency	10/11/1999	UNISOURCE	8/27/2001	ECHAMBERBIZ - ADMINISTRATION	4/4/2001
Capitol Guard & Patrol Inc	10/6/1999	Unisource - TN	2/9/1998	GUARDIAN ENERGY SYSTEMS INC	4/5/2001
Gift Counselor, The	9/20/1999	Unisource Corp.	7/8/1997	VAISALA INC	4/6/2001
Battery Network Inc	4/1/1998	United Cleaners Supply	12/3/1997	SOCHA CO	4/6/2001
Battery Shack II	11/13/1997	Teknion Inc	12/2/1997	C R COMPREF INC	4/6/2001
@ INFO	9/27/1999	TEMBEC PAPER GROUP	5/18/2001	JOHNSTONE SUPPLY	4/9/2001
Bayview Bearing & Supply LLC	3/2/1999	TENNESSEE FABRICATING CO	11/30/2000	AMERICAN HERMETICS OF SC	4/9/2001
Glowmaster Corp	9/17/1997	TEPEL BROTHERS PRINTING	3/16/2001	LANE HOSPITALITY ADMINISTRATION	4/10/2001
Belair Produce	10/16/1998	TERMINIX - LAS VEGAS	2/7/2001	BUD GRIFFIN & ASSOCIATES INC	4/11/2001
Innovative Technologies Inc	9/29/1999	TETLEY USA	11/10/2000	INTERLOGIX - SECURITY & LIFESAFETY	4/11/2001
Benefit Intelligence, INC	9/27/1999	THE COVEWORKS INC	9/7/2001	CONTRACTORS HEATING & SUPPLY	4/12/2001
Benjamijna Nursery	3/12/1999	THE KELE COMPANIES	6/12/2001	SIGNAL COMMUNICATIONS CORP	4/16/2001
Valley Machine Works, Inc.	9/27/1999 4	Teresa's Deli Manufacturing	7/8/1997	FIRE - LITE ALARMS	4/17/2001
Valtronics Engineering & Manufacturing	10/17/1999	THOMAS CONSULTING	2/28/2000	FIRE CONTROL INSTRUMENTS	4/17/2001
Vande Group Inc	3/19/1999	THOMAS ORCHARDS INC	3/15/2001	The Airomat Corp	4/18/2001
Vegas International Distribution	8/20/1998	Thompson & Thompson Associates	10/17/1997	BURTEK SYSTEMS INC	12/3/2001
Vickers Metal Works	1/20/1999	Thrasher & Thrasher Group Inc	11/10/1999	HONEYWELL INC ENVIRONMENTAL CONTROLS	12/10/2001
YWCA of the U.S.A. Leadership Development Center	9/27/1999	THRIFTY BEST SERVICE	10/12/2001	PALADIN DISTRIBUTORS	9/12/2001
Vineland Syrup Inc	3/2/1999	THUNDERBIRD PRINTING	11/28/2000	BOWATER	9/17/2001
Vista Capital Corporation	11/7/1999	Tiffany's Building Services Inc	11/10/1999	VAIL DUNLAP & ASSOCIATES	9/18/2001
Years of Service	10/19/1999	TIGERDIRECT	6/12/2002	MARIETTA CORPORATION	9/24/2001
Ying Trading	5/3/1999	Time Warner Cable	7/21/1999	GOODMAN MFG DBA AMERICAN DIST INC	8/1/2001
Carisam International Corporation	1/1/1900	TINDER BOX - LAS VEGAS	5/2/2001	ABEC FILTER INC	8/7/2001
Carter Hoffman	3/20/1998	TITAN CONTROLS INC	3/19/2001	Associated Labs - Summit Laboratories, Inc.	8/6/2001
Carter Thermo King Inc	1/20/1999	Titanic Controls Inc	5/21/1999	Cangro Industries, Inc.	8/15/2001
P T C Product Sales Co.	6/4/1999	TMP INTERACTIVE INC/MONSTER.COM	4/9/2001	CLEANTECH CLEANING SPECIALIST INC	8/21/2001
W-East Trading Corp	1/20/1999	TODAY'S WINDOW FASHIONS	3/31/2000	heartland imaging	8/21/2001

Webb Distributors Inc.	9/27/1999	Todd Pipe & Supply	10/20/1997	SHAUGHNESSY PRINTING CO	8/27/2001
Weld-rite Co.	1/20/1999	TONERS - N - STUFF	10/3/2001	CDW Computer Centers, Inc	8/24/2001
Wells Fargo Bank	2/25/1999	Tony's Fine Foods	8/8/1997	MICRO WAREHOUSE INC	8/29/2001
Wes Enterprises	8/12/1998	TONY'S PRODUCE	2/25/2000	NEUCO INC	7/24/2001
Paul's Distributing Co.	12/19/1997	TOPARTIST HOSPITALITY GROUP	1/12/2001	NEUCO INC	12/14/2001
Wessco International - BW	7/8/1997	Torn Ranch	9/17/1997	CRAMER COMPANY	9/26/2001
Western Mailing Services	7/8/1997	TORILLAS INC - N LAS VEGAS	7/8/1997	TICKET CRAFT	7/24/2001
West Orange Lumber	1/20/1999	SYSCO FOODSERVICES OF SAN DIEGO	5/3/2002	BIOALT	7/30/2001
West Roofing & Supply	2/24/1999	SYSTEM SENSOR	4/5/2001	COOL REFLECTIONS	7/31/2001
Wide World of Maps Inc	4/16/1999	SYSTEMS MEASUREMENT SERVICES	9/19/2001	MERIT DISTRIBUTING INC	3/16/2001
Wizard Business Systems Inc	11/9/1999	T & T Ginseng Inc	3/24/1999	NEWBOLD-ROCKY MOUNT	12/20/2000
Perspectives, Inc.	9/14/1998	T H K REALTY CORP	8/21/2000	F D STELLA PRODUCTS CO	12/29/2000
Women's Care Center, PLLC	8/12/1999	Tama Trading	8/1/1997	OFFICEMAX.COM	3/20/2001
Worldwide Ticket & Label	8/10/1999	TANITA CORPORATION OF AMERICA INC	5/14/2001	RENAISSANCE FINE FOODS	9/21/2000
VIP Promotional Services	11/30/1999	Tape Company, The	3/26/1998	VERGETECH INC	9/28/2000
V W R Scientific Inc	1/20/1999	Tarsadia Hotels	5/6/1999	Allergan - Administration	3/23/2000
Datastore	3/17/1999	Taylor Electronics	11/1/1999	CITY LIGHTS - HENDERSON	8/31/1999
T W C Aviation Inc	11/11/1999	TECHLIGHT	10/2/2001	Nevada Sea Food Co.	5/27/1999
Dennis M Brownlee, CPA	2/4/2000	Stites & Harbison	6/22/1999	NEX LIGHT	3/26/2001
TCIM SERVICES INC	6/10/1999	Stock Yard Pkg	3/15/1999	REED NATIONAL	3/26/2001
Ameritech/Anixter	1/20/1999	Stockyards Packing Company, Inc.	7/8/1997	ENCORP INC	3/26/2001
Superior Accessories	11/30/1999	STRATUS COMPUTER - MAYNARD	2/15/2001	AEROTEK	3/26/2001
University of Louisville Hospital	2/26/1999	Stuart C Irby Company	1/27/1999	ASSOCIATED LABS - MITCO WATER LABORATORIES INC	3/26/2001
Beacon Group Inc	5/28/1999	SUGARMAN OF VERMONT INC	12/19/1997	L B SALES	3/27/2001
Chocolate Potpourri Ltd	4/22/1998	SUN MICROSYSTEMS INC - ADMINISTRATION	9/29/2000	CARRIER CORP - PITTSFORD	3/28/2001
Acquisition Alternatives Inc	1/24/2000	Sunbelt Battery Co.	10/7/1998	GOODRICH SALES INC	3/30/2001
Studio 8 Productions	12/16/1999	SUNDANCE LITHO INC - BULLHEAD CITY	3/13/2000	BANK ADMIN INSTITUTE ADMINISTRATION	3/30/2001
Call Center Learning Solutions Inc.	9/27/1999	Superior Litho	8/27/1999	FRANCHISEMASTER ADMINISTRATION	3/30/2001
AMERICAN FUNDRAISERS	2/25/2000	SUPERIOR PLANT SALES INC	1/8/2001	PARAGO ADMINISTRATION	3/30/2001
BURKE ENGINEERING CO	11/28/1997	Supreme Lobster	7/8/1997	VIDEO HOME TOURS ADMINISTRATION	3/30/2001
Brite Stars Sales	11/28/1997	SURAM TRADING	2/22/2001	TRANSCEND TEHCNOLOGIES	3/30/2001
Young Enterprises	9/27/1999	SureStep Industries LLC - Wheatridge	2/3/1998	ADVANCED AIR PRODUCTS	10/4/2001
Z Industries	4/29/1998	SURF CHINA	4/11/2001	GRAINGER INDUSTRIAL SUPPLY	10/4/2001
Zap Messenger, Inc.	9/27/1999	SWEET JACKPOTS	2/26/2001	JEWELRYSPRITE.COM INC	10/9/2001
Zellerbach-FL	12/19/1997	Swift Computer Supply Inc	11/22/1999	Adventures In Advertising	10/15/2001
Vulcan-hart Corp	1/20/1999	Sysco Food Services	2/16/1999	BLACK BOX	10/19/2001
Vynatex	2/16/1998	Sysco Food Services of Philadelphia Inc	3/9/1999	MAC PAPERS	10/23/2001
International Marine Products, Inc.	7/8/1997	Sysco - Las Vegas	7/8/1997	NIAGARA CONSERVATION	10/31/2001
Premier Provisions	4/22/1999	Sysco Foodservices of San Fran.-Reno	8/5/1997	Buttonwood Group	11/1/2001
Pro Chem Industrial	11/11/1999	Southeastern Sales & Specialties, Inc.	8/19/1999	SPONGE CUSHION INC	11/5/2001
SHIPAC INC-LAS VEGAS	7/8/1997	SOUTHERN SERVICE	9/14/2001	Thunder Promotional Products	11/6/2001
Biddeford Textile Corporation	4/22/1998	Southside Food Servicet/A	3/2/1999	TOMBA COMMUNICATIONS	11/8/2001
PHOTO A LA CARTE, Ltd.	6/18/1999	Southwest Bind-n-Stix LLC	12/28/1999	Continental Partition Systems, Inc.	11/14/2001
Reflecting Art Inc	1/1/1900	Southwest Systems Limited	7/25/1997	WISCO SUPPLY, INC.	11/26/2001

Entre Computer Center	9/3/1998	SPECIALTY BUILDING MAINTENANCE	10/23/2001	Corporate Incentives, Inc.	11/29/2001
Sensi Inc.	1/22/1999	SPECIALTY HOUSE OF CREATION	1/1/1900	HOWARD INDUSTRIES INC	12/7/2001
TURTLE & HUGHES INDUSTRIAL	3/1/2000	SPHERION CORPORATION ADMINISTRATION	3/28/2001	Superior Special Services	12/11/2001
CENTRAL PARTS & SUPPLY CO	1/1/1900	SPX VALVES & CONTROLS	7/24/2001	CERCO	12/3/2001
Buckhead Beef - Northeast	1/16/2000	Standard Restaurant Equipment Company	7/8/1997	A S I ALARM SERVICES INC	3/22/2001
Sumaur, Inc	7/29/1997	STANDARD WHOLESALE SUPPLY CO	7/8/1997	CLIMATEC - RIVERSIDE	3/22/2001
Chapel 2000	1/16/2000	STAR FRESH INC	5/16/2000	INDUSTRIAL CONTROLS DISTRIBUTING	3/23/2001
Penny's Restaurant	1/20/2000	STAR TRAC BY UNISEN INC	9/28/2001	INTERNATIONAL FIBER SYSTEMS	3/23/2001
Chispanic Enterprises	3/15/1999	Star Trax Event Productions	12/7/1999	BADGER COMMUNICATIONS CORP	3/23/2001
Alpha Chiropractic Center	2/10/2000	STAR-LITE GLOBAL INC	12/1/2000	RUSKIN CO	3/23/2001
Associate Refrigeration Inc	3/2/1999	STATE INDUSTRIES	9/4/2001	WEATHERTECH DIST CO	3/23/2001
Turtle & Hughes, Inc.	5/17/1999	State Restaurant Equipment Co	7/8/1997	NY ALARM RESPONSE CORP	3/23/2001
Wray Co	1/17/2000	STEELITE INTERNATIONAL US.A. INC	1/1/1900	SIGLER & REEVES	12/2/1997
ALBERT WALLINGER INC	2/18/2000	Stellar Plastics Corp	1/3/2000	HOTEL CAPTAIN COOK	2/25/2001
Triod Inc	4/15/1999	STERLING MEAT CO	3/16/1998	GLOBALNET HKG.COM ADMINISTRATION	3/21/2001
Atlantic Restaurant & Motel	2/4/2000	Shetakis Wholesalers Inc	7/8/1997	MINORITY GATEWAY - ADMINISTRATION	3/20/2001
Cool Bean's Cafe	11/8/1999	SHIMA PRODUCE	4/12/2002	TELULAR CORP - LITHIA SPRINGS	3/19/2001
Best of Life - Atlantic City	1/10/2000	SIERRA SPRINGS	12/1/2000	CORE TEC COMMUNICATIONS	3/19/2001
Atlantic City Bar & Grill	1/18/2000	SIGNATURE LINCOLN MERCURY	5/31/2001	SAFETY TECH - WATERFORD	3/19/2001
Superior Bakers Inc T/A Ginsburg Bakery	3/2/1999	SILVER LINING AMENITIES - SANTA CLARITA	12/4/2000	AIR TECHNOLOGIES INC	3/16/2001
DELTECH MARKETING INC	10/20/1997	SILVER STATE WIRE ROPE	7/8/1997	Mike's Carpentry Plus	8/9/2002 6:54:21 PM
Balsam Amusement Co Inc	3/2/1999	SIMMONS COMPANY	10/31/2001	ABC University	8/13/2002
Unlimited Hotel Supply	7/18/1997	SIMPLOT PARTNERS	10/16/2001	Kerblam Inc	8/19/2002
Tom Brant Inc	1/19/2000	Singer Equipment Co Inc	3/2/1999	PASQUALE'S ITALIAN DELI	8/20/2002
Allstate Services Environmental Inc	9/27/1999	S K M ENTERPRISES INC	7/9/2002	31 W Insulation Company Inc	1/14/1999
Cumberland Electronics	10/22/1999	Sobel Westex - Las Vegas	12/1/1998	3M CATALOG ONLINE	3/21/2001
Allen Maintenance Supply Co Inc	5/18/1999	Sobel Westex-Las Vegas	7/8/1997	HONEYWELL INC ENVIRONMENTAL CONTROLS	12/14/2001
Blue Crab Seafood Inc	3/2/1999	Software House International	3/2/1999	MICRO - WATT	12/4/2001
Bowie Produce Co., Inc.	10/28/1997	SOICHER - MARIN FINE ART	12/1/2000	INFORMATION MANAGEMENT SYSTEMS INC	11/28/2001
Sun Seafood	10/30/1997	SOUTH JERSEY PAPER PRODUCTS	2/16/2000	PAINTLINE PRODUCTS INC	12/12/2001
Bakery de France	12/19/1997	SARA LEE COFFEE & TEA	5/2/2001	SINCLAIR SUPPLY	12/17/2001
Colleton River Plantation - Real Estate	1/28/2000	SARA LEE COFFEE & TEA(Superior Coffee)	10/20/1997	WERNER SMITH MECHANICAL INC	12/18/2001
Directo Inc	1/31/2000	Sarret Office Supply	11/20/1997	ballistic computer systems, inc	1/2/2002
Architectural Brass	10/7/1997	SCREEN IMAGES	6/8/2001	ECUITY LLC	1/7/2002
Winthrop & Joseph	2/4/2000	SEA CATCH SEAFOOD	6/3/2002	NeoPets	1/7/2002
Central Machine	3/5/1999	SeaSpecialties Inc.	12/19/1997	LODGING BY LIBERTY	1/16/2002
Certified Slings	1/20/1999	SELECTSPORTS	11/21/2000	PC Tech	1/19/2002
Trend Supply	5/18/1999	SENSORMATIC ELECTRONICS	9/14/2001	PC tech	1/19/2002
T & W Enterprises	1/20/1999	SF GLASS WORKS	3/26/2001	SIMPLEX GRINNELL	10/3/2001
ASR Backline/ASR Pro Events	1/20/1999	SHAMROCK FOODS - KINGMAN	7/18/1997	TESA ENTRY SYSTEMS INC	10/3/2001
Arrow Incentive & Premium	3/2/1999	SHAW INDUSTRIES	11/5/2001	GREYSTONE ENERGY SYSTEMS	3/19/2001
Ad Source	1/20/1999	Shelving & Rack Supply Inc	1/3/2000	AFFILIATED STEAM EQUIPMENT	3/19/2001
Trail Saw & Mower Services, Inc	1/1/1900	Sheraden Lighting & Electrical	3/2/1999	STROMQUIST & CO - SMYRNA	3/19/2001
Amazon Hose & Rubber Co	1/20/1999	REGENCY SERVICE CARTS INC	7/8/1997	NATIONAL ENERGY CONTROL CORP	3/19/2001

Architectural Graphics & Design Inc	1/20/1999	RENNOLDS & ASSOC	11/8/2001	ALTRONIX CORP	3/19/2001
Allied Fastener & Tool	1/20/1999	Resort Apparel	8/8/1999	ALARMAX DISTRIBUTING	3/20/2001
Bailey Motor Equipment Co	1/20/1999	RIBBONS UNLIMITED	1/1/1900	C B L SYSTEMS CORP	3/20/2001
Air Products & Equipment	1/20/1999	RightMind	1/7/2000	O GROUP - NEW YORK	3/20/2001
Anixter - Orlando	11/3/1998	Rockland Premiums	3/2/1999	3-R TECHNOLOGIES INC	3/20/2001
Conway Catering	1/20/1999	Rose Brand	7/8/1997	PRO - FAB SHEET METAL INC	3/20/2001
B & C Fab Inc.	1/20/1999	ROSE PHOTOGRAPHY	1/26/2001	CHARLES F CONNOLLY DIST	3/20/2001
Brungart Equipment	1/20/1999	ROSS SWISS DAIRIES	3/19/2000	WILKERSON CORP	3/22/2001
Stage Equipment & Lighting	1/20/1999	ROSSKOPF ELECTRIC SUPPLY CO INC	8/1/2001	SILENT KNIGHT	3/22/2001
Stewart's Electric Motor Works, Inc.	1/20/1999	Royal Printing	7/25/1997	DESIGNED SECURITY INC	3/22/2001
Brooke Distributors, Inc.	1/1/1900	RUG DOCTOR	10/19/2001	PRECISION HERMETICS OF TEXAS	3/22/2001
UNITED FORKLIFT CORP	1/1/1900	S & S PRODUCTS	10/27/2000	EDWARD C SMYERS CO	3/22/2001
Airways Cleaning & Fireproofing	1/1/1900	S B G CONSULTING	6/27/2001	BUILDING CONTROLS CONNECTION	3/22/2001
Summit Electronics Corp	10/5/1999	S E Bennett Co	8/5/1999	CORPORATE INFORMATION TECHNOLOGY SERVICES	3/22/2001
Boone's Wholesale Nursery	1/20/1999	Saf T Glove Inc	2/8/2000	WEST PHOTO	3/22/2001
Data Transit International Inc	1/20/1999	Saima Pasta Equipment	9/17/1997	MECHANICAL & ELECTRICAL ENGINEERING	3/22/2001
All Southern Fabricators	1/20/1999	Samian Sales Company	3/15/1999	The Bode Group	4/2/2002
Boone Distributors	1/20/1999	Sandy Valley Farms	3/16/1999	Deer Creek Economics	4/22/2002
Computer Age	5/23/1998	SANTA BARBARA FARMS	11/27/2000	COLLABORATIVE SOURCING LLC - ADMINISTRATION	4/26/2002
Collier County Printing Company	5/23/1998	Santa Monica Seafood	1/27/1999	The Image Factor	5/6/2002
Cherry Lake Tree Farm	1/20/1999	Ready Cut Vegetables	10/20/1997	Carrier, Replacement components Div.	5/14/2002
Avalon Ornamentals	1/20/1999	Recognition Express	3/23/1998	ABL (Sofitel / Novotel) - ADMINISTRATION	5/14/2002
Bisco of Florida	10/26/1999	Recy-CAL Supply Co.	2/12/1998	UNLIMITED SPICE ART - BEVERLY HILLS	5/13/2002
Computer Brokers	7/31/1998	Redi Spuds Of NV	11/20/1997	Crazyfare.com, Inc.	11/5/2001
Comm Trans	2/9/1998	PRO SOUND INC	8/14/2001	RUBBERMAID	6/4/2002
A J Communications	1/20/2000	Pro Specialties Group Inc.	7/1/1998	CUMMINS POWER CORP	6/18/2002
COPE PLASTICS INC - Memphis	7/14/1998	PROFESSIONAL SANITARY SUPPLY	1/3/2000	myFreightWorld	7/21/2002
Concert Systems USA Inc	5/24/1999	PROFITSCAPE.COM-ADMINISTRATION	11/29/2000	U.S. Limousine	7/21/2002
Conway Heaton Ford Chrysler	2/8/1999	PROFLOWERS.COM	11/7/2000	ACC Operations	7/21/2002
AUTO ELECTRIC SERVICE CO	6/8/1999	PROGRESSIVE GOURMET	8/16/2001	XSLaptopsandmore.com	7/28/2002
Arrow Electric - Lexington	3/26/1999	Progressive Specialty Glass - Las Vegas	2/2/2000	Procuserve	8/2/2002
Commonwealth X-Ray, Inc.	7/26/1999	PSYCHEMEDICS - CULVER CITY	4/16/2001	U S FOODSERVICE - TAYLOR	3/2/2001
Stanford Electric Supply	9/29/1998	QUAIL VALLEY FOODS INC	3/13/2001	MEDIA DUPLICATION SERVICES	2/23/2001
Convention All Service	8/15/1998	Quality Impressions	7/8/1997	RED BALLOON	11/20/1997
MEDcents - Administration	11/22/1999	QUALITY UPHOLSTERY	11/9/1998	CARROLL CO - SAN DIEGO	3/1/2001
Ted Lansing Corp- Lexington	10/28/1999	QUILTCRAFT INDUSTRIES INC	5/19/2000	SPECIALTIES LA COTE BASIQUE	3/1/2001
Stoll, Keenon & Park, LLP	8/12/1998	QUINCY COMPRESSOR	8/20/2001	HOMETOWN DAIRY	3/9/1999
T N T Promotions	9/3/1998	R & B WIRE	4/18/2000	INNO - PLAST MARKETING INC	3/6/2001
Bluegrass Mailing Data	11/11/1998	R B Concepts	8/10/1999	TEAQUE PALATES	3/6/2001
Tates Creek Family Practice	1/20/2000	R F MACDONALD CO	3/30/2001	MAZAL GALLERY INC	3/6/2001
Andrews and Associates	7/21/1999	R G Associates	3/2/1999	PER ANNUM INC	2/27/2001
MARAMOR CANDY COMPANY	2/9/1998	RSD/Total Control	7/28/1999	INTERIOR EXCESS INC	2/27/2001
ZoomTown.com - Administration	6/17/1999	RAINBOW SYMPHONY INC	1/9/2001	NOVASEAL CORP	2/27/2001

BARCODE INDUSTRIAL SYSTEMS, INC.	8/5/1999	Praml International Ltd.	7/8/1997	MORE ADVANTAGE INC	2/27/2001
Fista Inc	9/4/1999	Precision Electric Co Inc	5/18/1998	INDUSTRIAL PARK assoc	12/12/2000
Royer Corp.	8/28/1997	PRECISION POURS - PLYMOUTH	10/23/2000	EARTH AND WATER STUDIOS	3/14/2001
Contempra Staffing and Suites	1/3/2000	PREFERRED MEATS INC	7/12/2000	CENTRAL COM INC - STEVENS POINT	3/19/2001
Applied Environmental Inc	11/10/1999	Preferred Printing Services Inc	11/7/1999	A S A P MARKETING GROUP	3/1/2000
YBara Construction	11/15/1999	Premier Magnetics	1/6/2000	A S C STAFFING SERVICES	6/26/2000
White Glove Professional Cleaning, Inc	10/28/1999	PREMIER SERVICES GROUP	8/27/2001	A T M M	11/19/1998
G S A TRAINING INC	6/10/1999	Premiere Printing Resource Inc	2/23/2000 4	AVC Servall	3/26/1998
Cole Financial Services, Inc	10/28/1999	PRIME SEAFOOD	10/4/2001	A WEINSTEIN & HOLTZMAN HARDWARE CO	3/6/2000
A R M Tooling Systems & Supply Inc	11/11/1999	PRINTING PLUS	6/10/1999	A-1 Building Service Inc	4/29/2002
Blackhawk Lighting	1/20/1999	PHILIPS COMMUNICATION SECURITY & IMAGING	3/19/2001	A - 1 RUBBER STAMP & ENGRAVING INC	7/8/1997
ALLISON SYSTEMS INC	2/24/2000	PHYTOMER CORP	5/8/2001	A2Z BIZSUPPLIES.COM	6/10/1999
Wiken International Inc	1/27/2000	Plastic Crafts Inc	10/8/1997	AAA + Signs & Stripes	12/20/1999
Warehouse Direct	10/19/1999	PLUMBMASTER PRO GROUP	8/2/2001	COMARK CORPORATE SALES, INC.	2/14/2002
J J COLLINS	2/24/2000	Porcelain By Design	2/9/1998	ALPHA CONTROLS & INSTRUMENTATION	2/12/2002
Bernard Food Industries	3/20/1998	PORT MARINE OF CALIFORNIA INC	11/20/2000	Indo Sarana Computer Limited	2/17/2002
CHICAGO CANVAS & SUPPLY	1/13/2000	Port Royale Trading Co., Inc - Miami	1/29/2002	Indo Sarana Computer Limited	2/17/2002
CHICAGO DROPCLOTH & TARPAULIN CO	1/13/2000	Portable Products	1/12/2000	VISA USA INC	2/22/2002
Chicago Business Systems Inc	1/24/2000	Postal Products Unlimited Inc	6/8/2000	Burnham Corporation	2/25/2002
Supreme Frame	9/24/1999	Potato & Vegetable Express	7/8/1997	Global Internet Corporation	3/30/2002
0Lee Wayne Promotional Items	4/30/1998	P & S Metal & Supply	7/31/1997	Global Internet Corporation	3/30/2002
TSI	6/10/1999	P C S C	3/23/2001	VETERINARY BUYERS NETWORK LLC - ADMINISTRATION	4/22/1999
Alliance Rubber Co	1/1/1900	P M I	3/13/2000	VETERINARY BUYERS NETWORK LLC - ADMINISTRATION	11/15/2000
A F X Printing & Promotions LTD Co	1/24/2000	Pacific Produce	7/8/1997	PRIORITY GRAPHICS	2/16/2001
Cisco - Eagle Inc	1/21/2000	PACIFIC SEAFOOD	1/12/2001	AD A NAME	2/14/2001
Anko Products Co of TX Inc	1/20/2000	PAIGE ELECTRIC LLP	4/2/2001	MACS ENTERPRISES	12/1/2000
Pearsol Appliance Co	2/8/2000	Paint Sprayers Unlimited, Inc.	7/8/1997	DOTCOM DISTRIBUTION	12/1/2000
Arrow Magnolia International Inc	11/8/1997 9:35:18 PM	PAMECO	8/20/2002	SAISON PRODUKT INC	11/13/2000
Compu-TTY Inc	2/3/1998	PAMECO CORPORATION	3/29/2001	FORM MEDIA	11/15/2000
TruGreen Chem Lawn	2/3/1999	Park Place Entertainment - Administration	3/1/2000	ENGINEERING SOFTWARE	11/16/2000
Windsor Industries Inc	2/3/1998	PARKLANE ENTERPRISES	10/26/2000	STUART F COOPER CO	11/16/2000
Topographic Chocolate Company	3/26/1998	PASSKEY SYSTEMS	1/16/2001	EURO-ONE PRODUCTIONS	10/12/2000
BRENTSCARDS	9/3/1999	PATTON WALLCOVERINGS INC	9/14/2001	LOGICAL PLUS INC DBA/YKE	10/27/2000
Arizona Cotton Products	4/2/1999	PAUL-SON GAMING SUPPLIES - LAS VEGAS	2/12/2001	FITNESS VENTURE GROUP INC	10/19/2000
Alphagraphics #007	5/13/1999	PAWLING CORPORATION	9/17/2001	GIFT SOLUTIONS - PHOENIX	2/28/2001
Copy Cat Copies	9/27/1999	PAXTON THE WOOD SOURCE	12/6/2001	M D C WALLCOVERINGS	12/13/2000
CHARLIE CASE TIRE CO LLC - ADMIN	9/27/1999	PEDRE CORP	5/30/2000	INNKEEPERS HOSPITALITY - ADMINISTRATION	10/3/2000
Colormark Custom Photo & Imaging	9/27/1999	PELCO - CLOVIS	4/25/2001	ACCURATE USA	9/15/1999
Studio D	9/27/1999	Penco Graphic Supply	1/20/1999	ACORE DOOR COMPANY INC	10/15/2001
Todd Photographic Services	9/27/1999	PENN JERSEY PAPER CO	3/2/1999	Action Lighting	2/16/1998
BuyingDecisions Inc	1/5/2000	PER ANNUM INC	6/10/1999	Addison Construction Supply	10/3/1997

COMPUTERPREP INC	12/13/2000	PETROSSIAN INC	1/19/2001	ADI	4/3/2001
Communication Connection	8/27/1999	P F S (Professional Food Service)	9/15/1997	ADVANCED THERMAL SYSTEMS	9/6/2001
Allied Computer Brokers Inc	9/27/1999	ONEIDA - ONEIDA	2/15/2001	Advanstar	12/21/1999
Arizona Tents & Events	9/27/1999	OnLine Barricade Company	11/11/1999	AEL LOBBY COFFEE PROGRAM	10/18/2001
Chips, Inc.	9/27/1999	OPTIMA COMPUTER TECHNOLOGY	3/29/2001	AGCO INCORPORATED	10/1/2001
Superior Snacks Inc.	9/27/1999	OPTIMUS SOLUTIONS	9/16/2002	AGERE SYSTEMS INC	12/20/2001
Upright Inc	5/21/1999	ORIGO AB SWEDEN	12/20/2001	AHERN RENTALS	1/15/2001
Constantino Gross Enterprises, LLC	9/27/1999	ORION TRADING - TUCSON	1/2/2001	Air Filter Sales and Service Co Inc	7/8/1997
Anasazi	9/21/1999	OSBORNE COINAGE	2/26/2001	AIRGAS GULF STATES	9/12/2001
T H M Enterprises	2/10/2000	OWENS CORNING - ADMINISTRATION	6/4/2001	4 Wall Entertainment	5/19/1999
Transforce, Inc.	9/27/1999	NOVA LIGHTING	4/10/2001	5 Star Produce	7/9/1997
Stoneman Systems Group	6/25/1999	NTH DEGREE CREATIVE	1/2/2001	99 RANCH MARKET -LAS VEGAS	7/8/1997
Arizona Assoc	9/27/1999	Oasis Food Distributors	7/8/1997	A A F - Rose Tool	3/31/1999
Budget 1 Hour Signs	9/27/1999	Office Depot Business Services Division	3/5/1998	A & D Scenery Inc - MGM	7/8/1997
Business Solutions Worldwide Inc.	9/27/1999	OFFICE DEPOT	3/15/2001	A & H SUPPLY - LAS VEGAS	7/8/1997
Temco Staffing	9/27/1999	OKABASHI BRANDS INC	12/19/2000	A & J Foods LLC	7/14/2000
A F L A C - PHOENIX	2/25/2000	Old Mill Distributing Company	9/1/1999	A-C ELECTRIC CO INC	7/14/2000
All Sign Systems	11/20/1997	OMNISYS	8/25/1999	A D C SYSTEMS dba YOUNGEVITY	4/30/2000
Crystal Bottled Waters/McKesson	7/22/1998	ONE OF A KIND PRODUCE	2/18/2000	A Esposito Inc	3/19/1999
Aqua Pressure Solutions Inc	10/4/1999	Nevada Casters/Commercial Hardware	7/8/1997	AIA PromotionWorks	7/14/2000
AlphaGraphics - Phoenix/Thomas	9/27/1999	NEVADA COLOR LITHO	1/8/2001	A K Wholesale	1/6/2000
Arizona Financial Group	9/27/1999	Nevada Lock Supply	7/8/1997	A-1 Casters & Equipment	1/18/1999
WORK SYSTEMS	2/29/2000	Nevada Produce, Inc	12/11/1997	A+ Foods	7/11/1997
Tek Visions, Inc.	9/25/1998	Nevada Southwest Holly Sales & Service	7/8/1997	EXECUTEC SEARCH AGENCY	1/24/2001
Clean Up & Recovery Corp	10/1/1999	NEW ENGLAND SEAFOOD INC	2/13/2001	NETSCAPE - ADMINISTRATION	1/29/2001
Blue Communications Inc.	9/27/1999	NEW HERMES INC	12/21/2000	LA TOILE	1/29/2001
Tech Management Co.	8/25/1999	New Orleans Fish House	3/4/1999	UFI	1/29/2001
Baerclaw Productions	9/27/1999	New West Mattress Company	4/20/1998	COMMUNICATIONS EXPRESS	1/30/2001
Strength Training Inc.	9/27/1999	Newell Paper Company	12/11/1998	FISERV DOCUMENT SOLUTIONS	1/30/2001
To Die For Fudge	9/27/1999	NEWPORT MEAT CO	11/19/1997	LIGHTING ASSOCIATED	2/2/2001
Ambassador Flooring Inc	9/27/1999	NEXGEN-N HOLLYWOOD	10/13/2000	SWAN ADVERTISING	1/25/2001
TransNET Media	10/1/1999	NEXUS PLASTICS INC A CALIFORNIA CORP	6/10/1999	ONE SOURCE FREIGHT	1/25/2001
Courseware Connection, Inc.	2/18/1999	NEXWATCH - WSE	4/25/2001	LOW COST SOLUTIONS	1/25/2001
Broadreach Consulting	9/27/1999	Nishimoto Trading Co	9/9/1999	DRAPERY DOCTOR INC	2/9/2001
Cherokee Exterminating	9/27/1999	NORTH AMERICAN POLYMER LTD	11/9/2000	BAUMER FOODS	2/8/2001
Air Purification Systems Inc	10/6/1999	North American Hospitality	8/18/1997	A F S PRINTING	2/7/2001
AlphaGraphics - Phoenix/Cactus	9/27/1999	North Country Smoke House	2/8/2000	VACUUM SHOP	2/6/2001
Ace Promotions	1/4/2000	Northwest Business Stamp	2/29/2000	DI MARE COMPANY	2/7/2001
Advanced Grafix	1/26/2000	Motor Mission Machine & Radiator Service	12/4/1997	PAGE CO-OP - ADMINISTRATION	12/21/2000
Sterling	1/7/2000	Mr Coffee Concepts Inc	2/3/1998	EMERGING MARKETS EXCHANGE ADMINISTRATION	12/20/2000
CompuJ Business Systems	1/28/2000	MTS SEATING	10/3/2001	MYFACILITIES.COM - ADMINISTRATION	12/20/2000
T L C Business Services	1/30/2000	Multifacet Inc	3/9/1999	REMINGTON HOTELS - ADMINISTRATION	12/15/2000
Chambers Electronic Communications	9/27/1999	Murray's Hotel & Restaurant Co	12/13/2000	BLUE RIBBON COMMODITY TRADERS	1/22/2001
Century Maintenance Supply-AZ	2/5/1998	NALCO CHEMICAL CO	9/9/1997	DELL COMPUTER COPORATION - ADMINISTRATION	1/8/2001
Americrane Company, Inc	10/14/1999	NATCO - NEW ORLEANS	3/22/2001	DELL COMPUTER COPORATION - ADMINISTRATION	12/14/2001

American Industrial Maintenance	9/27/1999	NATIONAL SURVELLIANCE SYSTEMS	2/20/2001	HONEYWELL INC - ADMINISTRATION	12/29/2000
BOISE CASCADE OFFICE PRODUCTS - PHOENIX	1/1/1900	National Wood Products	10/7/1997	ADP - ADMINISTRATION	12/29/2000
Atlantic Records Management Svcs	9/27/1999	NATURAL NINE DISTRIBUTORS	7/2/2001	CARRIER CORPORATION (AEL)	12/26/2000
Valley North American	12/22/1999	NAVITECH CORPORATION - INDIANAPOLIS	5/31/2000	MOA HOSPITALITY - ADMINISTRATION	1/15/2001
All Year Round	10/10/1999	Nedco Supply	7/8/1997	ANGEL WORLD	2/16/2001
ARIZONA PARTSMASTER - LAS VEGAS	7/8/1997	NEDCO/PRO-LINE	1/3/2001	All Trans Co LLC	10/28/1998
All Rite Mechanical Inc	10/13/1999	Model Dairy	8/20/1998	ALUMIFAX INC/ADVANCED ENTERTAINMENT SERVICES	7/8/1997
Unishippers Association	9/27/1999	MODERNFOLD OF NEVADA	2/27/2001	American Chemical & Sanitary Supply	7/29/1999
Arizona Senior World Newspapers Inc	9/27/1999	Monarch Promotions	7/8/1997	Abatix Environmental Corp	12/4/1997
Commander Produce Inc.	5/18/1998	MONTEREY FISH MARKET	1/26/2001	Able Distributing Co Inc	10/21/1998
Bio Genesis Technology Inc	9/20/1999	MONTERREY PROVISION CO INC	4/30/2002	ABSOCOLD CORP	10/3/2001
Communications Links	9/27/1999	MONTI ELECTRIC SUPPLY INC	11/16/1998	ACCOMODATION MOLLEN	7/12/2000
Allegra Print & Imaging	9/27/1999	MONTROSE HANGER	6/14/2000	ACCOR ECONOMY LODGING - ADMINISTRATION	12/11/2000
T C I Ent. - Agent for Lucent	12/16/1999	MoreDirect	7/2/2001	Accredited Lock Supply	8/29/1997
CENTER BEAM	2/25/2000	Mesquite Lumber & Supply / Ace Hardware	12/5/1997	IBM CORPORATION-ADMIN	11/21/2000
Berrett Group, The	8/11/1999	METROPLEX AIR PRODUCTS INC	9/27/2001	BELLZINC.CA - ADMINISTRATION	11/30/2000
American Telephone	5/18/1998	METROPOLITAN PROVISIONS	7/8/1997	FLEETBOSTON FINANCIAL CORP-ADMIN	12/1/2000
Arizona Office Equipment & Supply - Tempe	9/27/1999	Midwest Computer Assoc	2/1/2000	VIA NETWORKS-ADMIN	12/1/2000
Amana Appliances	7/31/1997	Midwest Pro Painting, INC	12/29/1999	ASSIST COMPANIES	1/11/2001
Cybernet Engineering	6/28/1999	MIDWEST PUBLISHERS SUPPLY CO	9/13/2001	ENVIRO - SAFE PRODUCTS	1/19/2001
Arizona Casual Furniture Inc	8/20/1999	MID-WESTERN ENTERPRISES LTD	6/13/2001	FILMDEX	1/26/2001
Applied EnviroSolutions Inc	10/5/1999	MILL DISTRIBUTORS INC	12/13/2000	CORRIGO	1/24/2001
Airtouch Cellular - Tempe/Hardy	9/27/1999	MILTON ABELES - MINEOLA	1/3/2001	Akro Corporation	5/21/1998
Teligent, Inc.	9/27/1999	MINTECH	10/11/2001	AL Greenbaum Co	5/21/1998
APPLICABLE STRATEGIES	2/22/2000	MIRACLE METHOD OF LAS VEGAS	10/31/2000	AL PHILLIPS THE CLEANER - MGM	12/20/2000
Power-up Technologies	5/28/1999	MIROLIN INDUSTRIES CORP	10/12/2001	Alamo Service Co	3/18/1998
Arizona Classic	9/27/1999	MISS EATON INC	10/12/2001	Albert Uster Imports Inc	10/28/1997
American Computer Resources/ACR	6/18/1999	MISSION JANITORIAL & ABRASIVE SUPPLIES	4/12/2002	Alberto B Coffee Company	10/15/1998
Arizona Soaring Adventures	9/27/1999	Mission Wholesale Distributors	4/8/1998	ALEX WILSON COLDSTREAM	5/1/2001
Standard Rest. Equipment Co.	11/30/1998	Mississippi Coast Supply Company	12/11/1998	ALL ABOUT NAMES/MUG SHOTS	4/24/2000
Web Design by Cassandra	9/27/1999	MOCERI PRODUCE	5/21/200	ALL ABOUT PRODUCE	5/29/2002
American Graphics	10/30/1998	MADE IN FRANCE INC	10/21/1997	ALL PHASE ELECTRIC	8/6/2001
Cafe Sensations	7/29/1998	MAGAZINECITY.NET LLC - ADMINISTRATION	7/6/2000	All State Fastner Corp Of Nevada	10/3/1997
T G I Flowers	2/16/1999	MAILWELL ENVELOPE	1/8/2001	ALLEN BROTHERS INC	7/24/2000
Animated Happenings	3/29/1999	MAINTENANCE WAREHOUSE	9/30/1999	ALLIANCE LAUNDRY SYSTEMS	10/5/2001
Sunset Supply	7/8/1997	MAJESTIC MIRROR & FRAME LLC	12/20/2001	Alliant Foodservice - Cincinnati	10/16/1998
BAYBEKA EMBROIDERY	2/22/2000	MAMAC SYSTEMS INC	3/22/2001	Alliant Foodservice Inc	3/2/1999
Commercial Chassis Components	1/18/1999	Marcus Specialty Foods	6/6/1998	ALLIANTLINK.COM INC. - DEERFIELD	12/13/2000
Cal Ply	9/8/1997	Marketing Communications Inc	9/30/1999	Allied Network Inc	1/26/2000
Lodge Graphic Svcs Inc	12/2/1997	MARK'S QUALITY MEATS INC	11/22/1999	Allied Refrigeration Inc	7/8/1997
W S I	1/19/1999	MARQUIS GALLERY	11/16/2000	ALLSTATE INSURANCE CORP	9/28/2001
Technology Integration Group	12/2/1997	MAYESH WHOLESALE FLORIST	12/14/2000	MOTEL PLANNING CONCEPTS - ADMINISTRATION	2/18/2000
Automated Mailing Service	11/25/1998:	MEL PRINTING	5/17/2001	MEMPHIS AREA CHAMBER OF COMMERCE - ADMINSTRATION	1/11/2000

Urban Chamber of Commerce	12/16/1998	MELETIO ELECTRICAL SUPPLY	10/4/2001	PARAMOUNT HOTEL GROUP - ADMINISTRATION	2/4/2000
Troxell Communications, Inc	7/8/1997	MELISSA'S	3/2/2001	WABASH VALLEY MANUFACTURING INC	3/27/2000
Tortomasi Insurance Agency Website	6/12/1998	MENA MARKETPLACE LTD ADMINISTRATION	3/21/2001	CEVERYTHING.COM - ADMINISTRATION	4/3/2000
Lee Wayne Company	8/28/1997	MEREX CORPORATION	5/30/2000	Hub Neon & signs, Inc	4/4/2000
Anicom Wire & Cable	7/8/1997	LOS ANGELES FISH CO	4/19/2002	Minot Restaurant Supply	12/13/2000
Burlap & Landscape Supply Co.	5/21/1998	Lucky's Seafood, LLC	8/9/2002	GOLDEN WEST SPECIALTY FOODS	6/30/2000
BSP Company, Inc.	9/16/1998	Luxeshops	11/27/2000	P C REFRIGERATION	7/7/2000
Eastridge Group	8/13/1998	LYONDELL CHEMICAL CO	10/18/2001	HOTEL GROUP SCOTTSDALE - ADMINISTRATION	8/4/2000
Transfer West Duplication	1/7/1999	M & M Office Supplies	7/8/1997	ALLIANTLINK.COM	5/30/2000
Awan Mechanical	9/23/1998	M B D	1/27/2000	BALTIMORE AIRCOIL CO	8/30/2000
SOURCE DIRECT PROMOTIONS	4/7/1999	MKS INC	7/18/2001	GATEWAY I - ADMINISTRATION	9/22/2000
Aaron Rents & Sells Office Furniture	11/24/1997	M Palazola Produce Company	4/1/1998	REXOFFICE.COM - ADMINISTRATION	9/25/2000
Thobe & Associates	2/25/1999	LAS VEGAS CHEESE CO	6/12/2002	PLANTAMERICA INC – ADMINISTRATION (Atlantic Nursery & Garden Shop)	2/13/2001
CORPORATE EXPRESS	9/15/1997	LAS VEGAS COLOR GRAPHICS	11/19/1997	PLANTAMERICA INC – ADMINISTRATION (Buchanan’s Native Plants)	2/13/2001
Sierra Winds	12/3/1997	Las Vegas Flooring & Carpet Cleaning	4/8/1998	PLANTAMERICA INC – ADMINISTRATION (Garden Barn)	2/27/2001
Applied Industrial Controls Corp	9/16/1999	Las Vegas Floral & Plant Wholesale	7/8/1997	Blue Sky Associates	10/17/2000
Swift Flag Repair	1/1/1999	LAS VEGAS SPECIALTY SEAFOOD	1/19/2001	JOHNS INSURANCE AGENCY INC	10/19/2000
TPD INC	10/13/1997	LAS VEGAS SUPPLY INC	7/8/1997	GOURMET TABLE SKIRTS - HOUSTON	10/27/2000
Big Front Uniforms	7/8/1997	LASCO BATHWARE	9/27/2001	American Dawn	3/4/1999
Allied Systems	5/21/1998	Lato Supply Corporation	11/19/1997	American Fish & Seafood Co	7/8/1997
WORLD WIDE PRODUCE	2/15/2000	LAVI INDUSTRIES-VALENCIA	11/30/2000	American Fish & Seafood Co. Reno	7/16/1997
Continental Binder & Specialty Corporation	10/16/1997	Lawson Products Inc	3/2/1999	American Gaming & Electronics	7/8/1997
Bridgeman Security Equipment	9/16/1999	LAYMEN GLOBAL	6/7/2000	American Hanger Co, Inc	7/25/1997
CARD INTEGRATORS	2/21/2000	Leong Kuba Sea Products Inc	10/2/1997	American Hospitality Supply Co.	5/10/2002
Triple L Distribution Co, Inc	7/31/1997	Leslies Pool Supplies Inc	5/27/1998	American Hotel Register - Administration	7/8/1997
Allied Refrigeration Inc - Long Beach	4/1/1998	Liberty Press	7/25/1997	American Pool Supply	12/4/1997
Century Computer Sales	1/7/2000	LIGHT SOURCE	11/2/1998	AMERICAN PRO AUDIO-MINNETONKA	11/30/2000
Burden China Co. Inc.	8/18/1999	LIGHTING ENDEAVORS LCC	7/8/1997	AmeriPlast	4/2/1998
Response Envelope	10/16/1997	LIGHTWAY INDUSTRIES	9/10/2001	AMPERSAND CONTRACT SIGNING GROUP - MGM	1/11/2001
Sthenoo Company	1/30/1998	LIPPERT	10/3/2001	ANCHOR GAMES	1/3/2002
Bay City Electric Works Inc	4/1/1998	LISSADELL	4/5/2001	Anderson Dairy Products	7/8/1997
Tradewest Publishing	4/17/1998	LITCHFIELD WOOLEN MILL	3/3/2000	Andis Company	2/9/1998
Computerized Security Systems	10/3/1997	LOCHINVAR	10/10/2001	ANSWERPORT INC - ADMINISTRATION	12/21/2000
Badge Co Inc	3/16/1998	LOCK TECH SUPPLY CO INC	7/20/2001	Applied Automation, Inc	11/20/2001
INDUSTRIAL ELECTRIC SERVICE	6/2/1999	LOGO APPAREL	1/5/2001	Airgroup Express	7/8/1997
STEINBERG PRODUCTIONS LTD	2/17/2000	LOMBARDO IMPORTS	9/12/2000	A J Bart Inc Printers	7/8/1997
D & D Concept - Anaheim	8/26/1998	Kwong Yet Lung Company	12/2/1997	PRO SOUND - MIAMI	1/10/2001
Ambiance International	1/20/1999	LA Crews Enterprises	7/26/1999	Marcho Farms	8/17/1998
Walter W. Cribbins	2/16/1999	L A Specialty Produce	7/8/1997	REGAL INTL INC	1/22/2001
Twin Cities Contracting	12/17/1999	L & M Food Service	7/8/1997	WESTPORT FOODS & SEAFOOD	2/2/2001
ALLYN GRAPHICS	6/10/1999	L E NELSON SALES	12/7/2000	BASKET CASE	2/1/2001
AFFORDABLE REFUSE INC	2/23/2000	L S A Electronics Inc	3/2/1999	SANSEI GROWERS	2/1/2001

ANCHOR BUSINESS FORMS INC	6/10/1999	LABELSPRO.COM	9/2/1999	ELEGANT GIFTS	2/7/2001
VIALOG CORPORATION	3/15/2000	LAGUDI ENTERPRISES LLC	3/20/2002	TROY INDUSTRIES INC	1/1/1900
AD-VANTAGE PRESS/HIGH TECH ASSOCIATES	3/10/2000	Laminated Fabricators	2/3/1999	GET IT TOGETHER	6/10/1999
ALL AMERICAN VAN AND STORAGE	2/28/2000	K & M Meat Co Inc	12/19/1997	Gasser Chair Co Inc - Youngstown	1/1/1900
TRANSFORMATION SIGNING SVC	3/16/2000	K D K UPSET FORGING CO	1/31/2001	RID GID GLIDE PRODUCTS INCORPORATED	12/13/2000
WAXIE SANITARY SUPPLY - TEMPE	5/27/1998	KABA ILCO INC	10/3/2001	WATERFRONT FRESH SEAFOOD MARKET	1/31/2001
BLUE SKY WHOLESALE GIFT PACKAGING	3/15/2000	KAHN & COMPANY (MOA)	11/20/1997	AMERICAN HEART SAVERS	1/31/2001
CENTENNIAL ONE INC	3/15/2000	Kast Distributors	1/13/2000	Best Western International, Inc	6/28/1999
WINSLOW CONSULTING	3/29/2000	KENYON PRESS INC	12/1/2000	DO ALL INDUSTRIAL SUPPLY	12/2/1997
W A FROST & COMPANY INC	3/31/2000	KINGFISHER TRADING CO	1/19/2001	LIMBACH COMPANY	1/3/2000
SuiteAmerica	3/12/2000	KNICKERBOCKER BAKING	3/30/2001	Uniforms To You	1/3/2000
ATLANTIC LIGHTING SUPPLY LLC	3/31/2000	KNIGHT-ABBEY COMMERCIAL PRINTING & DIRECT MAIL	9/7/2001
Sucam Services Inc	4/7/2000	KNORR SYSTEMS INC	11/27/2000	ARTISTRY ENGRAVING	10/18/2001
Chronometric Telecommunications Inc	4/9/2000	KONICA GRAPHIC IMAGING	5/18/2001	ARWOOD INDUSTRIES	12/13/2000
Hospitality Trade Center	12/13/1999	J & J Seafood AKA Elite Seafood and Provisions LLC	9/23/1997	ASAP Internet	4/10/2000
B2bstores.com	4/2/2000	J & R Commerical Distributors Inc.	8/29/1997	ASHLEY LIGHTING INC	8/30/2001
Ben E Keith Foods	7/7/1998	J C S TECH - LAS VEGAS	3/23/2001	ASPEN IMAGING SUPPLIES	5/3/2000
A & M TAPE & PACKAGING - TYLER TAPE & LABEL	4/27/2000	J D R COMPUTER SOLUTIONS	4/3/2001	ATLANTIS SMOKED FOODS	10/23/2000
DAVE KOHL'S NEWSMAKERS	4/28/2000	J THOMAS MCHUGH CO	8/2/2001	Atlas Match Corp	8/1/1997
COFFARO'S BAKING CO	6/10/1999	JACK PARKER CORP	2/22/2000	Audio Visual Headquarters	9/27/1999
WEST MANUFACTURING INC	5/23/2000	JAMISON BEDDING	3/16/2001	AUDIT SECURITY BAGS	7/8/1997
SANOLITE CORP	4/6/2000	JBJ NEVADA INC	7/11/2002	AUTHORIZED COMMERCIAL SERVICE	7/2/2001
ALTERNATIVE PLUS SYSTEMS	6/10/1999	JEH/MSI EAGLE SUPPLY GROUP	10/10/2001	Automotive Plating & Services Inc	7/8/1997
MADE RITE CABLES	4/14/2000	JFC INTERNATIONAL INC	6/26/2000	Aztec Supply Co - MGM	7/8/1997
STRATEGIC BUSINESS SERVICE INC	4/28/2000	JOHN B RUDY CO	12/1/1997	AMERICAN COMPUTER SOLUTIONS	4/30/2000
Truck Parts & Equipment Company	2/18/1998	JOHN E KOERNER & CO	2/25/1999	HYPERFAX.NET	12/14/2000
SUMATEX	5/18/2000	JOHNSON BROTHERS OF NEVADA	5/27/1998	C A S UNIFORMS - SAN FRANCISCO	12/14/2000
CLANDESTINE INDUSTRIES	6/7/2000	JOHNSON BUSINESS MACHINES	12/15/2000	LOGOWORLDWIDE	1/16/2001
HIGHLY GIFTED	6/10/1999	Johnstone Supply	7/8/1997	ARK-LA-TEX EMBROIDERING	1/19/2001
CHUKAR CHERRY COMPANY INC	6/12/2000	JOHNSTONE SUPPLY - DETROIT	1/3/2000	Boca Terry	1/29/2001
Business Online Support Services Inc	9/27/1999	JOHNSTONE SUPPLY - PORTLAND	3/2/2000	CASINO COLOR NETWORK	1/29/2001
STAR ENTERPRISES	5/15/2000	Ink Keepers	12/4/1997	TRAVELERS CHOICE - CITY OF INDUSTRY	1/3/2001
D B PACKAGING SALES INC	5/16/2000	INLAND HOBBS MATERIAL HANDLING	12/4/2000	SAFEMARK SYSTEMS	1/8/2001
AMERICAN HOSPITALITY PRODUCTS	5/17/2000	Inland Seafood	4/7/1999	SUN VALLEY GROUP	1/5/2001
ATLANTIC TAPE AND PACKAGING	4/20/2000	Innovative air products	10/2/2001	IRONSHORE HOSPITALITY GROUP	1/9/2001
PERFORMANCE INFO INC	5/20/2000	Insight Enterprises Inc	5/25/1999	TECNI QUIP INC	1/9/2001
RAPID FORMS	8/7/1998	INSIGHT SIGNS & NEON	9/11/2000	REPLICON INC	12/4/2000
DELYONS BOTTLING CO INC	5/31/2000	Intermountain Lock & Supply	12/4/1997	WORLDWIDE VIDEO	1/15/2001
BUNZL USA	5/31/2000	International Electronic Protection, Ltd.	5/28/1998	Bay Motor Winding, Inc.	5/30/2001
COPIER WAREHOUSE	6/9/2000	INTERSTATE BATTERIES	5/16/2001	BAYER CORP	7/12/2001
AT A GLANCE GROUP - SIDNEY	6/21/2000	IN THE SWIM	4/11/2001	BAYSHORE TECHNOLOGIES INC	12/14/2000
STREET SOFTWARE TECH	7/18/2000	IOWA - DES MOINES SUPPLY INC	6/28/2002	BEAUTY SUPPLIER OF AZ	5/27/1998
METRO CAMERA SVC	7/18/2000	ISLAND BOYS SEAFOOD	8/1/2002	BEDSPREADS INC	7/8/1997
METAMORPHOUS FURNITURE	7/17/2000	IXTAPA GAMING - LAS VEGAS	2/13/2001	BEEKLEY CORP	4/10/2001
Hi Tech Commercial Service	7/31/1997	HELLER ENTERPRISES	3/24/2000	Beneficial Lighting Inc	6/22/1999

DIGITAL ART SUPPLIES	6/26/2000	HERCULES INC	7/12/2001	BEREA COLLEGE - Administration	3/3/2000
PULLIAM INVESTMENT	7/6/2000	Herda's Discount Appliance Warehouse	7/8/1997	BERLIN INDUSTRIES	7/1/1999
CarryOn Communication Inc	6/27/2000	HERES THE CONCEPT - MONTGOMERY	1/31/2001	AQUA GLASS	9/14/2001
TGD Enterprises Inc	6/27/2000	Heritage Food Service Equipment, Inc.	7/8/1997	ARCH COAL INC - ADMINISTRATION	6/4/2001
C H Factoring Specialists	9/1/1999	HEWLETT-PACKARD COMPANY	3/30/2001	Acheron Associates	7/13/2000
Seiden & Company	7/1/1999	HITEC GROUP INTERNATIONAL	2/9/1998	Architectural Openings	4/28/1998
TECHPLANET	7/5/2000	HID CORPORATION	6/21/2001	Arizona Hors D'Oeuvres	1/3/2000
Ardisson & Associates Inc	7/5/2000	Hoist Life Fitness - MeriStar	2/4/1999	American Refrigeration	2/3/1998
BUDGET PINBALL	7/5/2000	Hollandia Dairy	10/2/1997	Sysco Food-Services of New Orleans Inc.	1/1/1900
UNLIMITEDSAVINGS.COM	7/5/2000	HOMESTORE.COM INC ADMINISTRATION	3/28/2001	ARTEX INTERNATIONAL INC	1/29/2001
Weid Studio	7/6/2000	HONEYWELL	1/2/2002	WORDS	1/2/2001
DELTAMAX	6/21/2000	Hong Kong Market Inc.	5/13/1998	L & C SERVICES CO INC	12/22/2000
Assets Mortgage	6/22/2000	Hospitality Plus Inc	7/8/1997	FUN CITY DISTRIBUTION - LAS VEGAS	12/22/2000
Biz-comm Inc	6/23/2000	HOSPITALITY RESOURCES	8/28/2001	Mar-Lees Fisheries	9/24/1997
Summit Rubber Company Inc	6/29/2000	Hospitality Safe Corporation	1/19/2000	D & L Supply	12/2/1997
Carpet Express Inc	7/10/2000	HOT FOOD BOXES INC	3/1/2000	Stat Pharmaceuticals	6/16/1998
Business Owners Service Corp	7/13/2000	House of Uniforms	2/16/1998	KI SYSTEMS INC	12/12/2000
VDH USA INC	7/14/2000	Hubert Dist Co	1/20/1999	AMERICAN PRODUCT DISTRIBUTORS INC	12/22/2000
W S Branton Lumber	7/14/2000	HUBERT COMPANY LLC XML	5/2/2001	JACKSON KEY & ASSOCIATES LLC	12/12/2000
Travelers' Choice Inc	7/17/2000	HYDROTEMP	9/14/2001	Inner Spaces Interiors	12/13/2000
Q STAR TECH	7/20/2000	IPC Door Protection Systems, InPro Corp.	9/14/1997	AD MACHINING	12/29/2000
WINDOM HOMES	7/20/2000	IPT Marble Service Inc	7/8/1997	Kenneth Banks Designs	3/2/1998
NUTERIORS FURNITURE SVCS	7/27/2000	IDENTIFICATION SYSTEMS INC	12/11/2001	A B S SUPPORT SVCS-OLATHE	12/13/2000
MICROPAQ CORP	7/27/2000			GOURMET INTERNATIONAL FOOD & BEVERAGE	12/11/2000
DAYVA INTL	7/27/2000	Graybar Electric Company, Inc. Las Vegas	7/8/1997	RIDGEWAY COMMUNICATION ENTERPRISES LLC	12/14/2000
CARDSTORE.COM - ADMINISTRATION	9/26/2000	GUESTSPECS	6/22/2000	EVERGREEN CONFERENCE RESORT	1/16/2001
M B N ASSOCIATES	8/17/2000	Gulf Coast Produce	12/9/1998	BASvan Online Training Inc	12/14/2000
Tullier Services Inc	7/11/2000	H B R TECHNOLOGIES	3/24/2000	BEVCO INC	9/26/2001 3:08:48 PM
Choi & Kim Teamwork Inc dba JAYS MARKET	7/13/2000	HAMCO OF NEW ORLEANS LLC	8/16/2001	BEVERLY COAT HANGER	2/3/1998
THERMOSTATIC IND	7/18/2000	HANKISON INTERNATIONAL	3/27/2001	Biostar Inc.	10/18/1999
DIGESTIVE & LIVER DISEASE CONSULTANTS	7/20/2000	Hans Olsen Egg Co, Inc	7/15/1997	COASTAL HOTEL GROUP - ADMINISTRATION	5/2/2000
METROPOLIS TECHNOLOGIES	7/20/2000	Heldon Shoes	2/1/2000	INTECS SISTEMI S.P.A.	12/20/2000
Vanguard Public Foundation	7/25/2000	GAYCHROME	9/14/2001	B & B Lighting Inc	1/20/2000
SIGN EXPRESSIONS INC - ADMINISTRATION	7/25/2000	GENERAL ELECTRIC SUPPLY CO	10/7/1997	B & D Supplies	4/10/2000
WITT INDUSTRIES	8/9/2000	GENERAL ELECTRIC SUPPLY CO - SHELTON	4/10/2001	B & M Office Products, Inc.	9/15/1999
ENDOCRINE DIABETES	8/10/2000	General Hotel & Restaurant Supply Corp.	8/29/1997	B K M TOTAL OFFICE OF TEXAS	11/27/2001
U S A Lighting & Maintenance	12/19/1997	GENERAL PRODUCE	9/1/2000	B T Office Products - Paramount	7/25/1999
WEST-LITE SUPPLY COMPANY	8/18/2000	GENESIS INC	7/30/2001	BALANCED CARE CORPORATION	10/23/2000
MARK R ZEIDMAN, ATTORNEY	8/18/2000	George & Co. (Janitorial)	10/18/1999	BALTIMORE GAS AND ELECTRIC COMPANY	8/27/2001
3M	8/29/2000	GET FRESH SALES	7/8/1997	BANKSTON'S PAINT CENTER	7/31/2001
Georgia Greetings, Inc.	9/8/2000	GLOBAL ENTERPRISE TECHNOLOGY SOLUTIONS	1/5/2001	Barkley Meats	2/16/1998
LAMART INTERNATIONAL BUSINESS SERVICES INC - ADMINISTRATION	9/28/2000	Gold Coast Sewing And Vacuum	12/19/1997	BARNES & JONES INC	8/17/2001
BODY2MIND.COM	9/29/2000	Golden Odyssey Import Foods, Inc.	3/13/1998	BASECO PRODUCTS CO	3/20/2001

PERFECT BUSINESS SERVICES INC	9/29/2000	GOODHEART SPECIALTY MEATS	1/4/2001	Battaglia Enterprises	3/11/1998
Humidity Control Systems Inc	9/29/2000	Goodway Technology	10/14/1998	BATTERY SOURCE - LV / SAHARA	4/30/2001
SURE.COM	10/19/2000	GOURMET CUP	7/3/2000	CONAGRA - PHOENIX	1/10/2001
Audio Visual Group	10/6/2000	GOURMET DISPLAY-SEATTLE	11/29/2000	WHIRL A ROUND	12/22/2000
MGM MIRAGE MARKETPLACE - ADMINISTRATION	11/10/2000	GOURMET TABLE SKIRTS	9/24/1997	RAPID DRUG DETECTION	12/26/2000
American Video Surveillance	5/21/1998	GRAPHIC EXPRESSIONS INC	3/2/2001	Regency Wraps Inc	2/16/1998
WILLIAMS CORP	8/31/2000	Graphics West	7/8/1997	AUDIO ONE INTERNATIONAL	12/5/2000
High Plains Audio-Visual	9/11/2000	FRALEY DELI PROVISIONS	4/30/2002	Stewart Bros Electric	12/6/1997
ebuyxpress.com1	1/12/2000	Franklin Brass	11/19/1997	INNOVATIVE MANAGEMENT	12/21/2000
Mikes Wholesale	8/8/2000	Franklin Machine Parts	3/23/1999	RADIAN AUDIO ENGINEERING-ANAHEIM	12/21/2000
BUSINESS BY PROMOTION	6/10/1999	Frazee Paint	8/8/1997	UMBRELLAS ETC	12/21/2000
FIRST MICROFILM - MT PLEASANT	10/20/2000	FRESH POINT SAN DIEGO	5/29/2002	K & Company	8/8/2000
INDUSTRY SUPPLY INC	10/18/2000	FRESH POINT OF LAS VEGAS	7/8/1997	TRAYCO - FLORENCE	12/19/2000
PAXTON - SHELTON	10/23/2000	FRETTE INC	12/1/2000	DAYTONA PLASTIX-DAYTONA BEACH	12/20/2000
RODIN & RODIN ASSOCIATES	10/17/2000	Fun City Popcorn	10/7/1997	BLUE STAR SHRIMP CO	12/21/2000
Servin Company Inc	10/17/2000	FURNITURE ADVISORS	6/10/1999	PACIFIC SCREENWORKS	1/3/2001
SOUTHWEST AWNING RESTORATION	10/17/2000	G & S HERMETIQUE INC	11/29/2001	DREAM GIFT AMERICA	1/2/2001
H2B COMPANY	8/25/2000	GALAXY TEA SERVICE - LAS VEGAS	2/12/2001	JORDANOS FOODSERVICE	1/11/2001
CITRUS SUITES - SANTA MONICA	10/19/2000	GARG DATA - ADMINISTRATION	12/29/2000	A - 1 PACKAGING	12/21/2000
PROMOBAR.COM - BARRINGTON	10/20/2000	GARGIULO FOODS - LAS VEGAS	8/15/2002	AMERICAN SUPPLY	1/11/2001
HENDERSON RESTARAUNT SUPPLY-HENDERSON	10/17/2000	Gary Rugoff Sales	11/19/1998	Brian Trading Company, Inc.	2/10/1998
RAINBOW LICENSING GROUP	10/17/2000	GARY'S SEAFOOD SPECIALTIES	1/31/2001	BRIANA'S CLEANING SERVICE	11/29/2000
SMOKEY'S SPORTS CARDS, INC.	10/13/2000	GasTech Inc	1/7/2000	BRITTANIA BUSINESS FORMS	3/13/2000
ASPRIA, LLC	10/27/2000	First Quality Sausage	7/8/1997	BROAN MANUFACTURING	10/1/2001
POWER-UP MFG-TONAWANDA	10/10/2000	Flag Store Of Nevada	11/30/1997	Bron Tapes of Nevada	7/8/1997
ROGERS INTL LTD-PORTLAND	10/10/2000	FLAIR	10/11/2001	BROOK FURNITURE RENTAL INC	3/28/2000
CAMPBELL - FORT WORTH	10/20/2000	FLOORS BY DESIGN	8/10/2001	BROWN'S DAIRY	9/13/2001
KOCH POULTRY	10/24/2000	FLORIDA SUPPLY & CLEANING INC	12/19/2000	Buckhead Beef	6/6/1998
Media Recovery Inc	4/30/1998	FORMS WORLD	3/16/2000	BULBS.COM	5/16/2000
AIRWAYS FREIGHT CORPORATION	11/15/2000	Fourth Phase, Las Vegas	7/8/1997	BUNZL - ANAHEIM	9/5/2000
CORPORATE RECEIVABLES INC	10/27/2000	Fox Marketing Services	8/22/1997	BUSINESS OFFICE INTERIORS	3/31/2000
CORPORATE RECEIVABLES INC	10/27/2000	BUSINESS ONLINE SUPPORT SERVICES, INC	5/23/2000	Business Resource Group	3/28/2000
CORPORATE RECEIVABLES INC	10/27/2000	EUREKA CO INC	9/20/2001	BUYEFFICIENT SUPER ADMIN	4/24/2001
CORPORATE RECEIVABLES INC	10/27/2000	EVERGREEN ROOMS	4/17/2000	BUY WISE GLOBAL TRADING	3/23/2000
CORPORATE RECEIVABLES INC	10/27/2000	F Christiana & Co	2/15/1999	Bestcomm LLC	2/3/1998
CORPORATE RECEIVABLES INC	10/27/2000	FSP INTERNATIONAL CORP	4/2/2001	Better Living Products	6/29/1999
Gordon Training International	8/16/2000	F W WEBB CO	6/25/2001	ACTON GROUP	12/18/2000
O'BRIGHT SUPPLIES LTD	11/1/2000	FARGO ELECTRONICS	3/23/2001	OPEN LOOP ENERGY - SAFFORD	12/18/2000
GENERAL MERCHANDISE MARKETING & WHOLESALE	11/3/2000	FARLEY INTERNATIONAL LLC	11/21/2000	PACAGING DESIGN & MARKETING	12/19/2000
KOYO USA	11/3/2000	FASTENATION INC	5/29/2002	ONLINE DATA CORP	12/29/2000
CRATERS & FREIGHTERS - LAS VEGAS	10/27/2000	Fasteners Inc.	7/8/1997	ELECTRICSUPPLYONLINE.COM	12/14/2000
R JESSE & CO, INC.	10/27/2000	FILM FESTIVAL CONCEPTS INC	8/15/2000	ATYOURBUSINESS.COM	12/29/2000
Black Tiger	3/2/1999	DELTA GLOVES	1/4/2000	ImageOne	1/9/2001
CUSHMAN REALTY CORP	11/14/2000	DELTA PRINTING/DELTA AD AND PROMO SPECIALTIES	7/31/2001	PIER 7 INC	1/9/2001

TRAVELAGO	11/17/2000	Deluca Liquor & Wine	7/8/1997	Calculated Industrie Inc	11/28/1997
SCANDIA SEAFOOD	11/7/2000	DELUXE MERCHANDISING	4/21/2000	Filmsource	7/24/1998
TIFT LINKHORN GILLETTE	11/6/2000	Desert Gold Food Company	7/8/1997	ROYAL PALATE FOODS	12/28/2000
WALLACE COMPUTERS	11/13/2000	Desert Meats & Provisions	7/8/1997	Jordano's Restaurant Equip	12/13/2000
BOWMAN DISTRIBUTION - SACRAMENTO	11/13/2000	DIRECT MAT	11/16/2000	CLASSIC TRUCK & BODY	12/29/2000
GOODWIN INTERNATIONAL	11/9/2000	Dixie Printing	7/8/1997	NORTHSTAR LIGHTING	12/28/2000
CELEBRITY INC	11/20/2000	DOLLY QUINN SALON - TUCSON	5/1/2001	CAPITAL SUPPLY CO	12/8/2000
RAMONA LEE'S ICE FACTORY-LAS VEGAS	11/20/2000	Dominic and Sons	4/20/1998	UNIBEX INC	1/10/2001
PENGUIN PARTY PRODUCTS	11/28/2000	DR GILCREST INC	9/7/2001	C E S C O INC	3/22/2000
SHAMROCK FOODS	12/13/2000	DREISILKER ELECTRIC MOTORS INC	2/14/2000	C S BUSINESS SYSTEMS	9/24/1997
Supreme Foodservice Sales Inc	4/20/1998	Dreyer's of Las Vegas	7/8/1997	Calvada Sales	8/15/1997
Namark Cap And Emblem	11/19/1997	DYNAMIC CARPET & UPHOLSTERY	3/14/2001	Calcore Consulting International	5/21/1999
Modern Food Equipment Co	12/13/2000	E & E INTERNATIONAL	2/15/2000	BLACK & DECKER	5/1/2002
FLAG CENTER	12/13/2000	E I M S	4/20/2000	BLUE RIDGE CARPET MILLS	9/26/2001
DELAN MARKETING INC	11/30/2000	EZ Foods, Inc	7/8/1997	Blue Sky Marketing	7/29/1998
Coin Mechanisms	2/16/1998	EARTHY DELIGHTS	8/14/2001	BOCA TERRY - MGM	4/7/1999
Blue Ocean Software Inc	8/7/1998	Eastern Refrigeration Supply Co. Ltd.	5/1/2002	BOISE CASCADE OFFICE PRODUCTS	7/8/1997
BIO ZAPP LABORATORIES	11/30/2000	EDWARDS SYSTEMS TECHNOLOGY - CHESHIRE	3/16/2001	Bonanza Produce	9/17/1997
BERMINGHAM CONTROLS	5/21/1998	EL PORTAL GROUP	4/5/2001	BOSCH SECURITY SYSTEMS	3/20/2001
UNITED BUSINESS MACHINES	12/4/2000	ELPAS N AMERICA INC	3/22/2001	BOWDON MANUFACTURING CO	2/22/2000
SEVEN SEAS TECHNOLOGIES INC	12/4/2000	Engineered Plastics, Inc.	9/14/1997	BOWIE PRODUCE OF TIDEWATER INC	4/17/2002
Executrain Of Nevada	11/18/1997	ENVIRO TECH PRODUCTS & SERVICES INC	9/26/2001	BRADY INDUSTRIES INC	7/8/1997
Cincinnati Systems	2/9/1998	EQUIPMENT INTERNATIONAL LTD	2/28/2000	Brandcor Foods Inc	7/8/1997
A L D Company Inc	11/24/1997	Ergonomics Intl	4/7/2000	Brass Reproductions	11/10/1997
ADVOCAT ANCILLARY SVC - FRANKLIN	12/4/2000	ESKYE.COM - ADMINISTRATION	11/15/2000	NIMAN RANCH	12/26/2000
WAREFORCE INC	11/30/2000	ESKYE.COM - ADMINISTRATION	5/25/2000	PERLIN COMPANIES	12/13/2000
HEADSETS.COM	11/29/2000	Essential Amenities	11/18/1997	FOOD SERVICE PRODUCTS, INC.	4/20/1998
BG LOBSTER & SHRIMP	11/28/2000	DB MARKETING INC	10/2/1998	GAMING INTL, INC	12/18/2000
Power & Environmental Systems	12/4/1997	D B T AWARDS & GRAPHICS	11/22/1999	PREMIER FINANCIAL CORP.	12/18/2000 ]
OUCHI'S POWER EQUIPMENT	11/29/2000	DEBARRY PACKAGING INC	3/24/2000	HAWAIIAN RESOURCES	1/3/2001 ]
IMAGES IN CHOCOLATE	11/29/2000	Deco Food Service	7/8/1997	NOBLEWORKS - HOBOKEN	12/18/2000 ]
E-LEE FORD LINCOLN MERC	11/20/2000	DECORLINE	4/14/2000	NORTHEAST INDUSTRIAL TECH -ROCHESTER	12/19/2000 ]
ALPHA HOTEL SUPPLY	11/27/2000	DEFIANT SAFE INC	9/24/2001	HOSPITALITY CITY - ADMINISTRATION	1/3/2001 ]
CUSTOM GLOVE COMPANY	11/22/2000	DEL BENE PRODUCE	3/2/2001	FRONTIER INCENTIVIES CO	1/4/2001
CONTROLS & COMPUTER TECHNOLOGY	5/21/1998	DelBene Produce Inc	11/30/1999	GOLF SHOWROOM	12/29/2000
FLOWER POWER	12/6/2000	Crystal Collection	2/22/1999	NICO CORPORATION	10/17/2000
DILLON IMPORTING-OKLAHOMA CITY	11/28/2000	CUISINE SOLUTIONS	7/8/1997	GREAT CHINA INDUSTRIAL INC	1/5/2001
Dade Paper Company	5/4/1999	CULINART INC	1/1/1900	CASINO SNACK SERVICES	1/5/2001
A Thomas Food Service - Nugget	2/9/1999	CUMMINS - ALLISON CORP	1/11/2001	AMERICAN WORKFORCE INC - MGM	1/8/2001
JCH Wire & Cable Inc	7/8/1997	CURTIS STEEL CORP	7/8/1997	TROPICANA PIZZA	11/29/2000
B C Computer Supply, Inc.	12/4/1998	CUSTOM CREATIONS	8/22/2001	BAROSAY INTERNATIONAL/CAREER LAUNCH RESUMES	5/12/2000
B F Molz Inc	4/9/1999	O AA APPAREL SHIRTS & JACKETS	11/10/2000	Caribian Pacific	8/5/1999
R J RETONERS - CHARLOTTE	11/7/2000	DALE ELECTRIC SUPPLY CO	4/3/2000	Carl Gorr Printing Company	3/17/1998
ALTERNATIVE HOSE	11/7/2000	DALLAS HERMETIC	3/29/2001	Carnival Fruit Company	5/13/1999
SNAP-LOCK BED BASE	10/25/2000	DAL-TILE	9/25/2001	Carolina Door Controls, Inc.	3/4/1999
SUMMERHOUSE - LAS VEGAS	10/31/2000	Damon Industries	9/2/1997	Carpe Diem Productions Inc	9/27/1999

SOMMERS PLASTIC PRODUCTS - CLIFTON	11/1/2000	DANFOSS GRAHAM	4/19/2001	CARPET EXCHANGE	9/26/2001
COUNTRY FRESH FOODS - ST HELENA	11/3/2000	Dan's Plant World Nursery	11/15/1997	CARTRIDGE GUY THE	3/2/2000
SUPERIOR REFINISHING	11/17/2000	DATA-COM ONE INC	3/13/2000	C A T Computer Systems	4/28/1998
Todd's Incorporated	11/18/1997	DAVIS LAY PRODUCE	2/3/1998	C & C DISTRIBUTING - LAS VEGAS	11/21/2000
Specialty Tires	11/20/1997	DAYDOTS INTERNATIONAL	12/2/1997	C & D COMMUNICATIONS INC	9/5/2001
PEACE MOUNTAIN NATURAL BEVERAGES CORP	12/4/2000	CONTINENTAL WIRELESS INC	9/13/2001	C & M Foods	8/27/1997
ELITE CREATIONS	11/29/2000	CONTRACT HARDWARE CO	9/18/2001	SOOTHING TOUCH	12/1/2000
Calta Creative Copy Inc	10/2/1997	COOKIE COMPANY	6/10/1999	AMERICAN HOSPITALITY MANAGEMENT	12/12/2000
CENTIS	11/17/2000	COORS OF LAS VEGAS	7/24/1997	OCEAN DEVELOPMENT - ADMINISTRATION	12/13/2000
SUGAR CONNECTION	11/20/2000	Corby Hall	9/14/1998	COMPLIWARE - OGDEN	12/1/2000
COMPUTER SAVINGS CORPORATION	5/21/1998	CORCORAN CHEMICAL PROD - TOPEKA	7/26/2002	P C Mall INC	12/2/1997
DYNAMITE LLC	11/10/2000	CORPORATE EXPRESS - ADMINISTRATION	11/26/2001	Roger Pryor Enterprises	10/4/1997
ABEX DATA	11/15/2000	CORPORATE GRAFFITI INC	7/8/1997	INTERTECH COMUTER PRODUCTS	12/29/2000
Ortegas Sail & Canvas	10/2/1997	Courtesy Products	7/8/1997	SCEPTRE HOSPITALITY SVCS - ENGLEWOOD	12/29/2000
MIAMI FIRE EQUIPMENT	1/1/1900	Crader & Associates Inc	8/4/2000	ROBIOUS SPORTS & FITNESS	12/27/2000
CLIP COMPANY	11/14/2000	CREAM O'WEBER DAIRY	3/17/2000	AKCIA INC	12/27/2000
NORTEK (AT KEARNEY)	11/6/2000	CREATIVE CARPET & INTERIORS/S & L CREATIVE CARPETS	9/13/2001	SERO SALES INC	12/27/2000
HOLLY STIEL FOR HOLLY SPEAKS	10/26/2000	CREATIVE WHOLESALE	11/28/2000	IMEX ENTERPRISES	12/27/2000
AMERICAN GEM SEAFOODS	11/10/2000	CRESCENT ELECTRIC SUPPLY	9/29/2000	CALICO INDUSTRIES INC	5/28/2002
IOMEGA CORP	12/2/1997	CRESTLINE PROMOTIONAL PRODUCTS	1/26/2001	CAMBRIDGE HOUSE SMOKED FOODS	10/3/2001
HERITAGE WEDDING CHAPEL	11/20/2000	Crown Casters & Handtrucks	2/9/2000	Cambro Manufacturing Company	3/16/1998
BITS N PIECES	11/17/2000	CROWN PRINCE INC	9/26/2001	CANDLES BY NIGHT	11/16/2001
Discount Desks Etc	11/30/1997	COMMERCIAL ONSITE DRAPERY CLEANING INC	1/2/2001 10:03:53 AM	CANNON UNLIMITED INC	6/10/1999
Enterprise Info Svs Inc	11/30/1997	COMMERCIAL PARTS AND SERVICE	8/20/2001	Canyon Ridge Christian Church	9/17/1998
NELSON INDUSTRIES	11/20/2000	COMMUNICATIONS SUPPLY CORP	2/29/2000	Capelli Punto	11/30/1999
Bornstein Company	12/18/1997	Communitech Inc	1/1/1900	CAPP/USA	5/20/1999
Triangle Ink Co	12/3/1997	COMPRAMERICA	5/9/2000	Capstone Apparel-Los Angeles	12/4/2000
MORTON SAFETY	11/16/2000	COMPUSA	10/10/2001	Chadsworth & Haig	11/21/2001
NATIONAL BUSINESS FURNITURE	11/16/2000	Computer Research Group Inc	6/29/2000	CHANG CHANG & CO CPAS	6/23/2000
DELPHI DISRIBUTORS	12/5/2000	Direct Data/Computer Supply Discount	2/26/1999	Chaos, Inc.	5/21/1998
Dimmer Performance Electronics Inc	3/2/1999	COMSOURCE - LAS VEGAS	12/20/2000	CHARISMA DESIGN	1/8/2001
GLOBAL COMPUTER SUPPLIES-CHICAGO	12/5/2000	Conair Corporation-Illinois	5/21/1998	CHEF WORKS BY ESCOMA - SAN DIEGO	4/25/2001
IMAGE PACKAGING-HORSEHEADS	12/6/2000	Conco Food Service	12/1/1998	CHEM SERV	5/13/2002
Cedar Builders Supply	12/4/1997	Concord Industries Inc	7/1/1998	Chem-Aqua	2/13/2002
Briteworks International Inc	1/1/1900	CONECTIV	7/13/2001	CHEMSEARCH	9/5/2001
Nevada Marketing	11/19/1997	Consolidated Electric Supply	8/30/1997	CHENCO	11/8/2000
CRAFTY STITCHER	11/15/1997	Chesapeake Fish	10/2/1997	Cheney Brothers	12/19/1997
PHOTO CONCEPTS INC	5/27/1998	CHINA MIST TEA COMPANY	8/14/2001	Calderon Textiles	2/18/1999
Sunny Avocado, Ltd	7/8/1998	CHINASERVE.COM	3/22/2000	Copenhagen Business Interiors Copenhagen Imports, Inc.	9/27/1999
CREATIVE CONSULTING TRUST	11/27/2000	CHINA.COM	4/9/2001	Arizona Repair Masons	5/18/1998
Benco Party Favors Inc	12/13/2000	CIGAR WERKS	2/15/2001	Tech-Knowledgy Store Inc	10/13/1999
ECOMPARTS.COM-OMANA	11/30/2000	Cincinnati Bell Long Distance	11/12/1999	Blissful Baskets	9/27/1999
Baker Industrial Surplus	9/23/1998	CIRCE INC	11/30/1999	ALOL-Tel Communications dba Acme Communications	9/27/1999

Ablest Staffing Services	9/27/1999	CISCO SYSTEMS ADMINISTRATION	3/30/2001	Conquest Training Systems	7/15/1999
BenHolder Enterprises dba Unforgettable Photography	11/29/1999	City Electric / L & O LIGHTING INC.	8/30/1997	Blue Seas Scuba Center Inc	10/3/1997
Accounting Partners Inc	9/27/1999	CITY LIFT BUILDING SERVICES INC	12/11/2000	Commercial Shoe & Luggage	5/24/1999
Bauder Audio Systems Inc	3/2/1999	City Meat	4/27/2001	Water Quality Service	12/3/1997
Capitol Systems Corporation	9/27/1999	CITY PRIDE	7/28/1997	Superior Studio Specialties	2/16/1998
WW Grainger - Las Vegas	7/8/1997	City Supply Company Inc	2/26/1999	T J International	4/7/2000
Advantage Rental And Sales	3/9/1999	CLARK PRODUCTS	12/26/2000	BRASS KNUCKLES	6/12/2000
Wagner Match	4/27/1998	Clark Security Products	7/8/1997	Colman Furlong & Co	7/6/2000
Danny's Seafood, Inc	6/5/1998	CLASSIC GOURMET	9/19/2002	Buncombe County Purchasing	6/27/2000
Y-Tie	8/26/1999	Cleaning Source, The	8/8/1997	AIRPORT PRINTING & GRAPHICS	7/10/2000
Western Auto Wash	2/18/1999	Cleanse Tec Inc	3/16/1998	COPY MAX - LAS VEGAS/MARYLAND	7/10/2000
Western Pro	6/21/1999	CLEMENT FARMER INC	1/15/2001	WHIMSICAL TREASURES	7/19/2000
Witt Kieffer Ford Hadelman Lloyd	9/27/1999	C N Y Business Forms & Printing	1/18/1999	VASTECH SOLUTIONS INC	8/2/2000
Wiseman Homes	5/6/1999	COAST BROTHERS	11/30/1998	InterAccess Inc	10/7/2000
ZZYZX Peripherals	6/18/1999	Coffee Suite	9/17/1997	Ringhaver Equipment	3/25/1998
Seafood Hawaii	10/1/1998	COLEMAN DEVELOPMENT INC	4/12/2000	COLORBAR PRINTING	10/17/2000
Turtle & Hughes Inc - Plainfield	2/1/2000	Collier Safe Co. Inc.	1/20/1999	COLORI INC	4/4/2000
Chet's 265 South	2/1/2000	Colorado River Distr	12/31/1998	COMMERCEXEC - ADMINISTRATION	9/19/2000
Billows Electric Supply Co	3/4/1999	Craig Trucking Inc	5/28/1999	CASEWORKS FURNITURE MANUFACTURING	9/24/2001
Stauffenberg Distribution	1/27/2000	Benchmark Realty Advisors - CRESA	9/27/1999	CASHMAN EQUIPMENT CO	1/25/2001
Creative Informational Systems	2/2/2000	Terry Associates Inc	2/3/1998	Casino Tees	5/25/1999
VENNERS & COMPANY LTD	2/15/2000	CENTURY JANITORIAL INC	2/23/2000	Catalog.com	3/28/2000
Brady Distributing Co	1/20/1999	Cincinnati Metropolitan Housing Authority	12/7/1999	Cawley Company	12/19/1997
ACME Stamp & Sign	10/21/1997	Azteca Business Products	11/28/1999	CDROM Online Inc	7/13/2000
Barnes Industrial Plastic Piping Inc	7/14/1998	Business Television Video	11/10/1999	CELEBRATION RESTAURANT AND CATERING	2/25/2000
T E M Systems	12/19/1997	CENTER FOR OCCUPATIONAL & ENVIRONMENTAL MEDICINE	6/21/2000
Century 23	10/4/1997	Central Chemical, Inc.	9/10/1998
CFI DESIGNS DE'CASTRO FLOORING	9/17/2001 3	CENTRAL GRAPHICS/ARCHIVE ACCESS	1/4/2001

EXHIBIT B

RESOLUTIONS ADOPTED BY

WRITTEN CONSENT OF THE SOLE MEMBER OF

THE BOARD OF DIRECTORS OF

PURCHASEPRO.COM, INC.

a Nevada corporation

The following resolutions are adopted by the written consent of the sole member of the Board of Directors (the “Board”) of PurchasePro.com, Inc., a Nevada corporation (the “Corporation”), in accordance with Nevada Revised Statutes 78.315 and the Bylaws of the Corporation, and are effective as of January 17, 2003.

AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

WHEREAS: The Corporation is a debtor and debtor in possession under Title 11, Chapter 11, of the United States Code in proceedings before the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”), captioned In re PurchasePro.com, Inc., Case No. BK-S-02-20472-RCJ (the “Bankruptcy Case”); and

WHEREAS: The Corporation and Perfect Commerce, Inc., a Delaware corporation (“Perfect”) are parties to that certain Asset Purchase Agreement dated as of October 24, 2002, as amended by that certain First Amendment to Asset Purchase Agreement dated as of November 5, 2002 (as amended, the “Purchase Agreement”), the rights and obligations of which were assigned to Perfect Pro, Inc., a Nevada corporation by Perfect; and

WHEREAS: The Bankruptcy Court approved the Purchase Agreement pursuant to that certain Order, Pursuant to Sections 105(a), 363, 365, and 1146(c) of the Bankruptcy Code, (A) Approving and Confirming the Results of the Auction, Authorizing the Sale of Substantially all of the Assets of PurchasePro.com Free and Clear of Liens, Claims and Encumbrances, (C) Approving the Asset Purchase Agreement with Perfect Commerce, Inc. and (D) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and for Certain Other Relief, filed and entered on the Court’s docket on January 10, 2003 (the “Bankruptcy Order”); and

WHEREAS: The Bankruptcy Court, pursuant to the Bankruptcy Order, authorized and fully empowered the Corporation  to perform, consummate and implement the Purchase Agreement and to take all further actions as may be necessary or appropriate to perform the Corporation’s obligations contemplated by the Purchase Agreement; and

WHEREAS: The Purchase Agreement requires the Corporation to change its name by amending its Amended and Restated Articles of Incorporation.

Be it now:

RESOLVED:  That Article First of the Amended and Restated Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

ARTICLE FIRST

The name of the corporation is Pro-After, Inc. (the “Corporation”).

GENERAL IMPLEMENTING AUTHORITY

RESOLVED:  That the officers of the Corporation be, and hereby are, authorized, directed and empowered to do or cause to be done all other things and acts, to execute and deliver, or cause to be executed and delivered, all other instruments, documents and certificates and to pay, or cause to be paid, all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out and comply with the purpose and intent of the foregoing resolution; and that all of the acts and deeds of the officers of the Corporation which are consistent with the purposes and intent of such resolutions be, and hereby are, in all respects, approved, confirmed and adopted as the acts and deeds of the Corporation.

IN WITNESS WHEREOF, the undersigned, being the sole member of the Board, has executed these resolutions and delivered them to the Secretary of the Corporation for insertion into the minute book of the Corporation.

/s/ Richard L. Clemmer

Richard L. Clemmer, Director